UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	3-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2015

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	8.54%	11.14%	7.01%	10.73%	8/1/94
Russell 3000 Value Index	—	8.94%	13.65%	7.23%	10.02%(1)	—
S&P 500 Index	—	12.73%	14.46%	8.01%	9.65%(1)	—
Institutional Class	ACIIX	8.63%	11.36%	7.20%	8.45%	7/8/98
A Class(2)	TWEAX					3/7/97
No sales charge*		8.27%	10.87%	6.74%	8.97%
With sales charge*		2.04%	9.57%	6.11%	8.62%
B Class	AEKBX					9/28/07
No sales charge*		7.47%	10.04%	—	4.59%
With sales charge*		3.47%	9.90%	—	4.59%
C Class	AEYIX	7.47%	10.05%	5.94%	6.58%	7/13/01
R Class	AEURX	8.03%	10.59%	6.48%	7.50%	8/29/03
R6 Class	AEUDX	8.90%	—	—	9.78%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since July 31, 1994, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $19,695

Russell 3000 Value Index — $20,111

S&P 500 Index — $21,610

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.93%	0.73%	1.18%	1.93%	1.93%	1.43%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 8.54%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell 3000 Value Index, returned 8.94%. The broader market, as measured by the S&P 500 Index, returned 12.73%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

The portfolio underperformed on a relative basis, primarily because of its conservative positioning in health care, consumer discretionary, and financials stocks. Its stance in the utilities, materials, and telecommunication services added to results.

The portfolio is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.73%, topping the returns for the Russell 3000 Value Index and the S&P 500 Index for the same period (see performance information on pages 3 and 4). The portfolio’s returns were also produced with 29% less volatility than the benchmark.

Health Care Dampened Performance

The portfolio was hampered by security selection and an underweight position relative to the benchmark in the health care sector. Underweights to health care providers and services companies had the largest relative downside. A lack of exposure to managed care company UnitedHealth Group weighed on relative performance. Conversely, the sector was also the source of a top contributor, Quest Diagnostics, which outperformed after its business stabilized and the company exceeded lowered expectations.

Energy Contributed Despite Individual Detractors

The energy sector provided positive relative performance as exposure to more conservative integrated energy companies was beneficial relative to exploration and production, and service companies. However, the sector was the source of two of the portfolio’s top detractors, Total SA and Occidental Petroleum.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Utilities Contributed

Within utilities, security selection and an overweight position boosted relative performance.
WGL Holdings issued 2015 guidance above expectations and announced new agreements for its Midstream business to supply natural gas to a liquefied natural gas export facility over the next 20 years, which has positive implications for future earnings. California-based utility company PG&E benefited from upward future estimate revisions as it moved closer to resolving potential liabilities stemming from a fatal natural gas transmission line explosion in San Bruno, California.

Materials Sector Helped

After adding to its position in Air Products & Chemicals in the fourth quarter of 2014, we trimmed our exposure during the most recent quarter on strength as the company’s restructuring efforts under its new CEO led to greater-than-expected operating results.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. The portfolio is notably overweight in consumer staples companies. In the sector, we added to our position in PepsiCo as the company came under pressure from an activist investor, which we believe will help unlock value. The portfolio is also overweight in the energy sector, especially in integrated energy companies, due to a selloff in the commodity price.

The portfolio is significantly underweight in consumer discretionary stocks, though it added a position in McDonald’s as the stock underperformed on weak sales. The portfolio is also underweight in the health care sector. The portfolio trimmed its position in Johnson & Johnson as the company’s risk/reward profile became less compelling compared to other sector names. In the financials sector, the portfolio maintains an underweight position, particularly in real estate investment trusts, where we feel valuations are unattractive due to continued low interest rates. In the information technology sector, the portfolio initiated a position in Microsoft after the stock declined amid weak PC sales, but the portfolio remains underweight in the sector relative to the benchmark.

6

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
Wells Fargo & Co. (Convertible)	4.6%
Bank of America Corp. (Convertible)	4.5%
Exxon Mobil Corp.	3.6%
Intel Corp. (Convertible)	3.4%
Wal-Mart Stores, Inc.	3.4%
PepsiCo, Inc.	3.2%
United Parcel Service, Inc., Class B	3.1%
Johnson & Johnson	2.8%
PNC Financial Services Group, Inc. (The)	2.7%
Occidental Petroleum Corp.	2.6%

Top Five Industries	% of net assets
Banks	15.4%
Oil, Gas and Consumable Fuels	12.8%
Pharmaceuticals	8.6%
Semiconductors and Semiconductor Equipment	5.1%
Food and Staples Retailing	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	65.8%
Foreign Common Stocks*	6.1%
Convertible Preferred Stocks	13.1%
Convertible Bonds	5.3%
Preferred Stocks	4.6%
Exchange-Traded Funds	1.9%
Total Equity Exposure	96.8%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,040.30	$4.73	0.93%
Institutional Class	$1,000	$1,041.30	$3.72	0.73%
A Class	$1,000	$1,039.00	$6.00	1.18%
B Class	$1,000	$1,035.20	$9.79	1.93%
C Class	$1,000	$1,035.30	$9.79	1.93%
R Class	$1,000	$1,037.90	$7.27	1.43%
R6 Class	$1,000	$1,042.00	$2.95	0.58%
Hypothetical
Investor Class	$1,000	$1,020.29	$4.68	0.93%
Institutional Class	$1,000	$1,021.29	$3.68	0.73%
A Class	$1,000	$1,019.05	$5.94	1.18%
B Class	$1,000	$1,015.31	$9.70	1.93%
C Class	$1,000	$1,015.31	$9.70	1.93%
R Class	$1,000	$1,017.80	$7.19	1.43%
R6 Class	$1,000	$1,022.04	$2.92	0.58%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Shares/ Principal Amount	Value
COMMON STOCKS — 71.9%
Aerospace and Defense — 0.3%
Rockwell Collins, Inc.	272,627	$26,322,137
Air Freight and Logistics — 3.1%
United Parcel Service, Inc., Class B	3,105,118	301,010,139
Automobiles — 0.3%
Honda Motor Co., Ltd.	839,300	27,277,110
Banks — 5.5%
Comerica, Inc.	566,791	25,579,278
Commerce Bancshares, Inc.	2,309,298	97,729,491
JPMorgan Chase & Co.	999,697	60,561,644
KeyCorp	3,794,995	53,737,129
PNC Financial Services Group, Inc. (The)	2,790,912	260,224,635
SunTrust Banks, Inc.	981,530	40,331,068
		538,163,245
Beverages — 3.2%
PepsiCo, Inc.	3,299,445	315,492,931
Capital Markets — 2.2%
AllianceBernstein Holding LP	815,878	25,186,154
Goldman Sachs Group, Inc. (The)	58,107	10,922,373
Northern Trust Corp.	2,584,940	180,041,071
		216,149,598
Chemicals — 2.8%
Air Products & Chemicals, Inc.	947,237	143,298,014
Potash Corp. of Saskatchewan, Inc.	3,999,985	128,999,516
		272,297,530
Commercial Services and Supplies — 2.5%
ADT Corp. (The)	828,724	34,408,621
Republic Services, Inc.	3,738,061	151,615,754
Tyco International plc	1,269,904	54,682,066
		240,706,441
Communications Equipment — 0.2%
Cisco Systems, Inc.	690,926	19,017,738
Diversified Telecommunication Services — 2.1%
CenturyLink, Inc.	812,631	28,076,401
Verizon Communications, Inc.	3,693,037	179,592,389
		207,668,790
Electric Utilities — 2.0%
Edison International	1,999,499	124,908,703
Westar Energy, Inc.	1,897,637	73,552,410
		198,461,113

10

	Shares/ Principal Amount	Value
Electrical Equipment — 0.8%
ABB Ltd.	1,596,914	$33,881,543
Emerson Electric Co.	850,996	48,183,393
		82,064,936
Food and Staples Retailing — 4.6%
Sysco Corp.	3,131,747	118,160,814
Wal-Mart Stores, Inc.	3,996,083	328,677,827
		446,838,641
Food Products — 3.4%
Campbell Soup Co.	2,899,868	134,988,855
General Mills, Inc.	3,487,666	197,401,896
		332,390,751
Gas Utilities — 3.4%
ONE Gas, Inc.(1)	3,596,593	155,480,715
Piedmont Natural Gas Co., Inc.	2,567,266	94,757,788
WGL Holdings, Inc.	1,480,121	83,478,825
		333,717,328
Health Care Providers and Services — 1.2%
Quest Diagnostics, Inc.	1,562,158	120,051,842
Hotels, Restaurants and Leisure — 1.4%
McDonald's Corp.	1,398,263	136,246,747
Household Products — 2.2%
Procter & Gamble Co. (The)	2,553,059	209,197,654
Industrial Conglomerates — 1.8%
General Electric Co.	5,598,895	138,908,585
Koninklijke Philips Electronics NV	1,398,117	39,715,371
		178,623,956
Insurance — 3.0%
Chubb Corp. (The)	617,928	62,472,521
Marsh & McLennan Cos., Inc.	3,631,931	203,715,009
MetLife, Inc.	527,529	26,666,591
		292,854,121
Metals and Mining — 0.1%
Nucor Corp.	175,257	8,329,965
Multi-Utilities — 1.7%
PG&E Corp.	3,141,037	166,694,834
Oil, Gas and Consumable Fuels — 12.8%
Chevron Corp.	1,962,116	205,982,938
Exxon Mobil Corp.	4,076,578	346,509,130
Imperial Oil Ltd.	620,400	24,761,139
Occidental Petroleum Corp.	3,496,977	255,279,321
Royal Dutch Shell plc, B Shares	2,940,632	91,353,794
Spectra Energy Partners LP	2,205,689	114,232,633
Total SA	4,129,606	205,453,418
		1,243,572,373

11

	Shares/ Principal Amount	Value
Pharmaceuticals — 8.6%
Eli Lilly & Co.	1,258,913	$91,460,029
Johnson & Johnson	2,729,221	274,559,633
Merck & Co., Inc.	3,799,701	218,406,814
Pfizer, Inc.	5,890,570	204,932,930
Teva Pharmaceutical Industries Ltd. ADR	742,177	46,237,627
		835,597,033
Semiconductors and Semiconductor Equipment — 0.5%
Applied Materials, Inc.	1,399,503	31,572,788
Broadcom Corp., Class A	481,229	20,834,791
		52,407,579
Software — 0.9%
Microsoft Corp.	2,199,636	89,426,202
Thrifts and Mortgage Finance — 1.3%
Capitol Federal Financial, Inc.(1)	9,999,779	124,997,237
TOTAL COMMON STOCKS (Cost $5,603,600,026)		7,015,577,971
CONVERTIBLE PREFERRED STOCKS — 13.1%
Banks — 9.1%
Bank of America Corp., 7.25%	379,077	438,592,089
Wells Fargo & Co., 7.50%	368,176	450,279,248
		888,871,337
Machinery — 2.5%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	1,835,678	246,439,772
Metals and Mining — 0.1%
Alcoa, Inc., 5.375%, 10/1/17	257,563	11,291,562
Multi-Utilities — 0.7%
Laclede Group, Inc. (The), 6.75%, 4/1/17	1,194,297	65,125,015
Real Estate Investment Trusts (REITs) — 0.7%
Health Care REIT, Inc., 6.50%	954,152	64,080,848
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,146,380,063)		1,275,808,534
CONVERTIBLE BONDS — 5.3%
Energy Equipment and Services — 0.2%
Credit Suisse AG, (convertible into Schlumberger Ltd.), MTN, 6.80%, 7/16/15(2)	$289,449	23,297,750
Food Products — 0.2%
Citigroup, Inc., (convertible into Mondelez International, Inc.), 2.72%, 5/14/15(2)(3)	409,431	14,948,326
Semiconductors and Semiconductor Equipment — 4.6%
Deutsche Bank AG, (convertible into Broadcom Corp.), 3.89%, 4/2/15(2)(3)	490,629	21,241,783
Intel Corp., 3.48%, 12/15/35	267,574,000	333,464,097
Microchip Technology, Inc., 1.625%, 2/15/25(3)	78,608,000	81,997,970
UBS AG, (convertible into Broadcom Corp.), 7.90%, 4/23/15(2)(3)	369,568	14,625,654
		451,329,504
Technology Hardware, Storage and Peripherals — 0.3%
SanDisk Corp., 0.50%, 10/15/20	29,843,000	30,104,126
TOTAL CONVERTIBLE BONDS (Cost $480,505,787)		519,679,706

12

	Shares/ Principal Amount	Value
PREFERRED STOCKS — 4.6%
Banks — 0.8%
U.S. Bancorp, 6.00%	2,884,182	$78,767,011
Diversified Financial Services — 3.8%
Citigroup, Inc., 5.95%	167,855,000	170,163,006
General Electric Capital Corp., 6.25%	177,100,000	200,123,000
		370,286,006
TOTAL PREFERRED STOCKS (Cost $431,970,357)		449,053,017
EXCHANGE-TRADED FUNDS — 1.9%
iShares Russell 1000 Value Index Fund (Cost $178,900,883)	1,802,753	185,827,779
TEMPORARY CASH INVESTMENTS — 2.9%
Federal Home Loan Bank Discount Notes, 0.01%, 4/1/15(4)	$8,629,000	8,629,000
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/15(4)	106,200,000	106,200,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $29,364,185), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $28,748,794)		28,748,730
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 4.50%, 11/15/24 - 5/15/38, valued at $117,327,400), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $115,015,032)		115,015,000
State Street Institutional Liquid Reserves Fund, Premier Class	23,810,832	23,810,832
TOTAL TEMPORARY CASH INVESTMENTS (Cost $282,403,562)		282,403,562
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $8,123,760,678)		9,728,350,569
OTHER ASSETS AND LIABILITIES — 0.3%		25,647,527
TOTAL NET ASSETS — 100.0%		$9,753,998,096

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,453,686	CAD	6,867,527	JPMorgan Chase Bank N.A.	4/30/15	$33,392
USD	111,113,604	CAD	138,676,444	JPMorgan Chase Bank N.A.	4/30/15	1,661,229
CHF	1,377,288	USD	1,432,787	Credit Suisse AG	4/30/15	(13,946)
CHF	1,417,704	USD	1,461,279	Credit Suisse AG	4/30/15	(803)
USD	28,932,912	CHF	27,694,873	Credit Suisse AG	4/30/15	402,474
USD	188,742,778	EUR	173,543,811	UBS AG	4/30/15	2,071,366
USD	71,181,573	GBP	47,880,841	Credit Suisse AG	4/30/15	168,154
JPY	83,405,438	USD	695,833	Credit Suisse AG	4/30/15	(143)
USD	21,764,649	JPY	2,591,233,838	Credit Suisse AG	4/30/15	151,019
						$4,472,742

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
MTN	-	Medium Term Note
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Equity-linked debt security. The aggregated value of these securities at the period end was $74,113,513, which represented 0.8% of total net assets.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $132,813,733, which represented 1.4% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities - unaffiliated, at value (cost of $7,881,168,550)	$9,447,872,617
Investment securities - affiliated, at value (cost of $242,592,128)	280,477,952
Total investment securities, at value (cost of $8,123,760,678)	9,728,350,569
Cash	166,479
Foreign currency holdings, at value (cost of $2,605,838)	2,554,141
Receivable for investments sold	54,668,929
Receivable for capital shares sold	5,519,467
Unrealized appreciation on forward foreign currency exchange contracts	4,487,634
Dividends and interest receivable	33,709,842
9,829,457,061

Liabilities
Payable for investments purchased	51,183,916
Payable for capital shares redeemed	15,776,429
Unrealized depreciation on forward foreign currency exchange contracts	14,892
Accrued management fees	7,494,832
Distribution and service fees payable	988,896
75,458,965

Net Assets	$9,753,998,096

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,890,016,744
Undistributed net investment income	7,112,583
Undistributed net realized gain	247,963,073
Net unrealized appreciation	1,608,905,696
$9,753,998,096

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,463,565,877	627,307,352	$8.71
Institutional Class, $0.01 Par Value	$1,318,192,775	151,272,536	$8.71
A Class, $0.01 Par Value	$2,172,104,693	249,411,017	$8.71*
B Class, $0.01 Par Value	$5,529,833	634,197	$8.72
C Class, $0.01 Par Value	$549,088,287	63,053,115	$8.71
R Class, $0.01 Par Value	$127,896,799	14,725,311	$8.69
R6 Class, $0.01 Par Value	$117,619,832	13,487,450	$8.72
*Maximum offering price $9.24 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (including $16,179,664 from affiliates and net of foreign taxes withheld of $2,866,139)	$297,148,889
Interest	30,396,978
327,545,867

Expenses:
Management fees	90,563,620
Distribution and service fees:
A Class	5,980,112
B Class	64,583
C Class	5,329,860
R Class	773,028
Directors' fees and expenses	351,781
Other expenses	4,668
103,067,652

Net investment income (loss)	224,478,215

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4) (including $38,711,931 from affiliates)	846,729,439
Foreign currency transactions	76,480,080
923,209,519

Change in net unrealized appreciation (depreciation) on:
Investments	(330,116,748)
Translation of assets and liabilities in foreign currencies	4,191,644
(325,925,104)

Net realized and unrealized gain (loss)	597,284,415

Net Increase (Decrease) in Net Assets Resulting from Operations	$821,762,630

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$224,478,215	$232,818,809
Net realized gain (loss)	923,209,519	699,620,142
Change in net unrealized appreciation (depreciation)	(325,925,104)	391,086,955
Net increase (decrease) in net assets resulting from operations	821,762,630	1,323,525,906

Distributions to Shareholders
From net investment income:
Investor Class	(133,181,145)	(124,129,537)
Institutional Class	(39,559,169)	(37,307,135)
A Class	(52,200,356)	(55,188,935)
B Class	(92,083)	(91,296)
C Class	(7,582,993)	(6,327,715)
R Class	(3,003,425)	(3,122,822)
R6 Class	(1,830,727)	(115,999)
From net realized gains:
Investor Class	(395,701,675)	(335,350,023)
Institutional Class	(110,691,649)	(92,742,391)
A Class	(157,867,418)	(171,064,581)
B Class	(427,312)	(440,329)
C Class	(38,104,526)	(31,338,388)
R Class	(10,698,515)	(10,633,123)
R6 Class	(4,882,125)	(94,089)
Decrease in net assets from distributions	(955,823,118)	(867,946,363)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(389,000,119)	(497,411,893)

Net increase (decrease) in net assets	(523,060,607)	(41,832,350)

Net Assets
Beginning of period	10,277,058,703	10,318,891,053
End of period	$9,753,998,096	$10,277,058,703

Undistributed net investment income	$7,112,583	$30,478,380

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

18

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $5,467,491,549 and $6,522,305,076, respectively.

For the year ended March 31, 2015, the fund incurred net realized gains of $31,042,728 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	110,372,179	$992,156,979	82,204,397	$715,805,817
Issued in reinvestment of distributions	55,640,804	491,422,481	49,378,415	421,725,022
Redeemed	(150,064,474)	(1,346,501,750)	(169,995,596)	(1,478,399,801)
	15,948,509	137,077,710	(38,412,784)	(340,868,962)
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	45,244,697	411,339,947	28,301,561	246,512,129
Issued in reinvestment of distributions	15,432,164	136,422,405	14,457,971	123,615,426
Redeemed	(70,206,105)	(626,531,762)	(62,221,978)	(541,196,330)
	(9,529,244)	(78,769,410)	(19,462,446)	(171,068,775)
A Class/Shares Authorized	1,200,000,000		1,000,000,000
Sold	42,413,027	380,034,934	62,955,986	549,347,268
Issued in reinvestment of distributions	23,166,897	204,705,243	25,765,702	219,970,225
Redeemed	(124,063,217)	(1,118,733,276)	(91,493,432)	(794,721,903)
	(58,483,293)	(533,993,099)	(2,771,744)	(25,404,410)
B Class/Shares Authorized	5,000,000		10,000,000
Sold	9,982	88,368	45,117	392,939
Issued in reinvestment of distributions	51,900	457,829	54,870	467,653
Redeemed	(235,376)	(2,129,994)	(153,401)	(1,335,182)
	(173,494)	(1,583,797)	(53,414)	(474,590)
C Class/Shares Authorized	250,000,000		250,000,000
Sold	9,067,836	80,952,738	9,618,153	83,806,631
Issued in reinvestment of distributions	4,237,094	37,309,528	3,555,455	30,263,365
Redeemed	(9,244,873)	(82,980,488)	(9,406,833)	(81,707,044)
	4,060,057	35,281,778	3,766,775	32,362,952
R Class/Shares Authorized	70,000,000		100,000,000
Sold	2,337,223	20,958,591	3,316,604	28,799,908
Issued in reinvestment of distributions	1,523,932	13,415,731	1,563,652	13,303,933
Redeemed	(8,390,547)	(75,033,538)	(6,905,105)	(60,041,105)
	(4,529,392)	(40,659,216)	(2,024,849)	(17,937,264)
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	11,586,359	103,570,127	3,038,963	26,326,976
Issued in reinvestment of distributions	759,719	6,712,852	24,425	210,088
Redeemed	(1,858,023)	(16,637,064)	(63,993)	(557,908)
	10,488,055	93,645,915	2,999,395	25,979,156
Net increase (decrease)	(42,218,802)	$(389,000,119)	(55,959,067)	$(497,411,893)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

21

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$100,388,316	$27,078,696	$2,153,051	$182,694	$7,388,078	$124,997,237
ONE Gas, Inc.	86,090,831	48,164,277	2,330,997	523,677	3,622,524	155,480,715
WGL Holdings, Inc.(1)	120,116,585	6,957,536	55,581,514	38,005,560	5,169,062	(1)
	$306,595,732	$82,200,509	$60,065,562	$38,711,931	$16,179,664	$280,477,952

(1)	Company was not an affiliate at March 31, 2015.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,593,135,596	$422,442,375	—
Convertible Preferred Stocks	—	1,275,808,534	—
Convertible Bonds	—	519,679,706	—
Preferred Stocks	—	449,053,017	—
Exchange-Traded Funds	185,827,779	—	—
Temporary Cash Investments	23,810,832	258,592,730	—
	$6,802,774,207	$2,925,576,362	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,487,634	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(14,892)	—

22

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $399,489,968.

The value of foreign currency risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $4,487,634 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $14,892 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $76,800,891 in net realized gain (loss) on foreign currency transactions and $4,244,390 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$359,095,721	$349,262,012
Long-term capital gains	$596,727,397	$518,684,351

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,218,242,722
Gross tax appreciation of investments	$1,575,560,126
Gross tax depreciation of investments	(65,452,279)
Net tax appreciation (depreciation) of investments	1,510,107,847
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(151,442)
Net tax appreciation (depreciation)	$1,509,956,405
Undistributed ordinary income	$58,950,656
Accumulated long-term gains	$295,074,291

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
Institutional Class
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
A Class
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2015	$8.85	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.72	7.47%	1.93%	1.30%	56%	$5,530
2014	$8.48	0.11	0.92	1.03	(0.11)	(0.55)	(0.66)	$8.85	12.51%	1.93%	1.31%	57%	$7,151
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
C Class
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
R Class
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
R6 Class
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(3)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(5)	$26,550

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $263,441,249, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $127,372,001 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $634,013,395, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

The fund utilized earnings and profits of $54,016,984 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85511 1505

ANNUAL REPORT	MARCH 31, 2015

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	10.92%	13.41%	6.32%	6.23%	7/30/99
Russell 1000 Value Index	—	9.33%	13.75%	7.21%	6.14%	—
S&P 500 Index	—	12.73%	14.46%	8.01%	4.82%	—
Institutional Class	ALVSX	11.14%	13.66%	6.54%	6.52%	8/10/01
A Class(1)	ALPAX					10/26/00
No sales charge*		10.65%	13.13%	6.06%	6.85%
With sales charge*		4.23%	11.80%	5.43%	6.41%
B Class	ALBVX					1/31/03
No sales charge*		9.73%	12.27%	5.26%	7.61%
With sales charge*		5.73%	12.14%	5.26%	7.61%
C Class	ALPCX	9.77%	12.28%	5.26%	5.78%	11/7/01
R Class	ALVRX	10.37%	12.85%	5.79%	7.11%	8/29/03
R6 Class	ALVDX	11.30%	—	—	12.74%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $18,461

Russell 1000 Value Index — $20,065

S&P 500 Index — $21,610

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.85%	0.65%	1.10%	1.85%	1.85%	1.35%	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Large Company Value returned 10.92%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell 1000 Value Index, returned 9.33%. The broader market, as measured by the S&P 500 Index, returned 12.73%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates. During the third quarter of 2014, there were increased geopolitical tensions, but U.S. economic news was mostly positive, offsetting concerns.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and the energy sector continued to perform poorly. A strengthening U.S. dollar was more favorable to small-cap stocks as they generally have less foreign exposure. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

In this environment, the portfolio posted positive absolute results in nine of the 10 sectors in which it was invested. It outperformed its benchmark on a relative basis primarily due to security selection, while sector allocations also contributed overall. The portfolio’s positions in the consumer discretionary, industrials, and consumer staples sectors contributed the most to relative results, while holdings in the energy, financials, and health care sectors detracted.

Overweight, Security Selection in Consumer Discretionary Contributed

The portfolio’s significant overweight position in the consumer discretionary sector relative to the benchmark, along with effective security selection in the group, contributed the most to relative results. Against the backdrop of a recovering housing market and improving economy, Lowe’s exceeded consensus earnings estimates, and shares were revalued higher. Solid sales growth and improved merchandising led to better-than-expected operating margins. Whirlpool successfully closed two highly accretive foreign acquisitions and additional consolidation activity in the appliances industry should lead to pricing improvements. The company also generated strong results in North American markets during the period.

Consumer Staples Sector Helped

Security selection in the consumer staples sector enhanced relative results, though an underweight position in the sector offset some of the gain. CVS Health outperformed peers with strong execution in both the pharmacy benefit manager and retail segments despite the headwinds of generic drug inflation and the company’s decision to exit tobacco sales. Revenue growth exceeded consensus expectations and drove better-than-expected earnings. CVS remains well-positioned in an evolving health care landscape.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology Boosted Results

Security selection among information technology companies helped relative returns. An overweight position in Electronic Arts (EA) was a top contributor during the period. The software company recently reported quarterly earnings that came in above consensus, including higher-than-expected revenue growth, improving margins, and strong cash flows. The company’s outlook is favorable as it gains momentum on next-generation gaming platforms. EA also has rising digital sales, a good pipeline of new titles, and well-controlled operating expenses.

Holdings in Struggling Energy Sector Detracted

Several top detractors for the period were in the energy sector, where energy prices declined substantially. Companies within the space included Halliburton, Oasis Petroleum, Chevron, and Total SA. Halliburton also suffered the impact of investor concern about its proposed merger with Baker Hughes. Conversely, underweighting Exxon Mobil was productive during the period.
Health Care Weighed on Results
Security selection in the pharmaceuticals segment drove the health care sector’s relative underperformance. The portfolio’s underweight position in Pfizer detracted as the company gained approval of one of its drugs for treating breast cancer earlier than anticipated, and the portfolio exited its position. The company also announced it was acquiring Hospira, which should be accretive.
Outlook

We continue to be bottom-up investment managers, using our valuation model and fundamental analysis to determine holdings. As of March 31, 2015, the portfolio’s largest overweight position is in the consumer discretionary sector, particularly in retail and media stocks. In the financials sector, the portfolio’s overweight is focused in banks, capital markets, and insurance, where we find valuations attractive. The portfolio is underweight in the utilities sector and the real estate investment trusts segment of the financials sector, as we believe they are generally overvalued. Concerns about competitive dynamics among telecommunication services names have led us to underweight the sector.

6

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.7%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.4%
Medtronic plc	2.8%
CVS Health Corp.	2.7%
Ingersoll-Rand plc	2.2%
Chevron Corp.	2.2%
Total SA ADR	2.2%
Bank of America Corp.	2.2%
Merck & Co., Inc.	2.2%

Top Five Industries	% of net assets
Banks	14.3%
Oil, Gas and Consumable Fuels	8.3%
Aerospace and Defense	6.7%
Insurance	6.2%
Capital Markets	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,052.70	$4.30	0.84%
Institutional Class	$1,000	$1,053.70	$3.28	0.64%
A Class	$1,000	$1,051.40	$5.57	1.09%
B Class	$1,000	$1,046.80	$9.39	1.84%
C Class	$1,000	$1,046.90	$9.39	1.84%
R Class	$1,000	$1,050.00	$6.85	1.34%
R6 Class	$1,000	$1,054.50	$2.51	0.49%
Hypothetical
Investor Class	$1,000	$1,020.74	$4.23	0.84%
Institutional Class	$1,000	$1,021.74	$3.23	0.64%
A Class	$1,000	$1,019.50	$5.49	1.09%
B Class	$1,000	$1,015.76	$9.25	1.84%
C Class	$1,000	$1,015.76	$9.25	1.84%
R Class	$1,000	$1,018.25	$6.74	1.34%
R6 Class	$1,000	$1,022.49	$2.47	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 6.7%
Honeywell International, Inc.	130,200	$13,581,162
Precision Castparts Corp.	45,700	9,597,000
Raytheon Co.	102,700	11,219,975
United Technologies Corp.	140,300	16,443,160
		50,841,297
Auto Components — 1.8%
BorgWarner, Inc.	65,400	3,955,392
Delphi Automotive plc	126,200	10,063,188
		14,018,580
Automobiles — 0.9%
Ford Motor Co.	443,600	7,159,704
Banks — 14.3%
Bank of America Corp.	1,073,500	16,521,165
JPMorgan Chase & Co.	469,500	28,442,310
KeyCorp	617,000	8,736,720
PNC Financial Services Group, Inc. (The)	143,400	13,370,616
U.S. Bancorp	369,300	16,127,331
Wells Fargo & Co.	473,800	25,774,720
		108,972,862
Biotechnology — 1.2%
Amgen, Inc.	59,500	9,511,075
Building Products — 0.5%
Masco Corp.	155,000	4,138,500
Capital Markets — 6.1%
Ameriprise Financial, Inc.	93,900	12,285,876
BlackRock, Inc.	12,700	4,646,168
Goldman Sachs Group, Inc. (The)	53,700	10,093,989
Invesco Ltd.	336,900	13,371,561
State Street Corp.	84,800	6,235,344
		46,632,938
Chemicals — 2.1%
Dow Chemical Co. (The)	221,300	10,617,974
LyondellBasell Industries NV, Class A	65,400	5,742,120
		16,360,094
Communications Equipment — 0.7%
Cisco Systems, Inc.	189,500	5,215,988
Consumer Finance — 2.2%
Capital One Financial Corp.	120,600	9,505,692
Discover Financial Services	130,800	7,370,580
		16,876,272
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	49,500	7,143,840
Electric Utilities — 2.2%
PPL Corp.	235,000	7,910,100
Westar Energy, Inc.	90,200	3,496,152

10

	Shares	Value
Xcel Energy, Inc.	143,200	$4,984,792
		16,391,044
Electrical Equipment — 1.6%
Eaton Corp. plc	175,500	11,923,470
Energy Equipment and Services — 2.9%
Baker Hughes, Inc.	99,100	6,300,778
Halliburton Co.	216,800	9,513,184
National Oilwell Varco, Inc.	121,700	6,083,783
		21,897,745
Food and Staples Retailing — 2.7%
CVS Health Corp.	198,900	20,528,469
Health Care Equipment and Supplies — 4.5%
Abbott Laboratories	276,200	12,796,346
Medtronic plc	271,700	21,189,883
		33,986,229
Health Care Providers and Services — 3.4%
Aetna, Inc.	67,400	7,180,122
Anthem, Inc.	71,100	10,978,551
HCA Holdings, Inc.(1)	100,800	7,583,184
		25,741,857
Hotels, Restaurants and Leisure — 0.6%
Marriott International, Inc., Class A	57,600	4,626,432
Household Durables — 1.5%
Whirlpool Corp.	57,400	11,598,244
Insurance — 6.2%
Allstate Corp. (The)	128,400	9,138,228
American International Group, Inc.	150,400	8,240,416
MetLife, Inc.	170,900	8,638,995
Principal Financial Group, Inc.	82,400	4,232,888
Prudential Financial, Inc.	129,900	10,432,269
Travelers Cos., Inc. (The)	58,900	6,368,857
		47,051,653
Machinery — 3.1%
Ingersoll-Rand plc	250,100	17,026,808
Stanley Black & Decker, Inc.	68,600	6,541,696
		23,568,504
Media — 3.4%
Comcast Corp., Class A	86,100	4,862,067
Time Warner Cable, Inc.	50,700	7,598,916
Time Warner, Inc.	159,200	13,442,848
		25,903,831
Multiline Retail — 1.6%
Macy's, Inc.	183,900	11,936,949
Oil, Gas and Consumable Fuels — 8.3%
Chevron Corp.	159,100	16,702,318
Exxon Mobil Corp.	65,500	5,567,500
Imperial Oil Ltd.	292,700	11,682,117
Oasis Petroleum, Inc.(1)	223,300	3,175,326
Occidental Petroleum Corp.	133,800	9,767,400
Total SA ADR	332,900	16,531,814
		63,426,475

11

	Shares	Value
Pharmaceuticals — 6.0%
Catalent, Inc.(1)	61,200	$1,906,380
Johnson & Johnson	271,400	27,302,840
Merck & Co., Inc.	286,900	16,491,012
		45,700,232
Real Estate Investment Trusts (REITs) — 0.7%
Brixmor Property Group, Inc.	200,000	5,310,000
Semiconductors and Semiconductor Equipment — 3.9%
Applied Materials, Inc.	624,200	14,081,952
Microchip Technology, Inc.	217,000	10,611,300
Micron Technology, Inc.(1)	183,600	4,981,068
		29,674,320
Software — 4.3%
Electronic Arts, Inc.(1)	217,400	12,786,381
Microsoft Corp.	93,100	3,784,980
Oracle Corp.	369,300	15,935,295
		32,506,656
Specialty Retail — 1.1%
Lowe's Cos., Inc.	112,900	8,398,631
Technology Hardware, Storage and Peripherals — 1.0%
Western Digital Corp.	86,400	7,863,264
Tobacco — 1.5%
Altria Group, Inc.	52,400	2,621,048
Philip Morris International, Inc.	118,100	8,896,473
		11,517,521
Trading Companies and Distributors — 0.8%
United Rentals, Inc.(1)	68,400	6,235,344
TOTAL COMMON STOCKS (Cost $541,381,221)		752,658,020
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $1,643,925), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $1,609,473)		1,609,469
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $6,570,900), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $6,439,002)		6,439,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,342,515	1,342,515
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,390,984)		9,390,984
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $550,772,205)		762,049,004
OTHER ASSETS AND LIABILITIES — 0.1%		613,612
TOTAL NET ASSETS — 100.0%		$762,662,616

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,157,448	CAD	10,180,984	JPMorgan Chase Bank N.A.	4/30/15	$121,960
USD	267,170	CAD	340,117	JPMorgan Chase Bank N.A.	4/30/15	(1,273)
USD	12,675,157	EUR	11,654,460	UBS AG	4/30/15	139,104
						$259,791

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $550,772,205)	$762,049,004
Foreign currency holdings, at value (cost of $103,792)	82,141
Receivable for capital shares sold	714,469
Unrealized appreciation on forward foreign currency exchange contracts	261,064
Dividends and interest receivable	1,373,243
764,479,921

Liabilities
Payable for capital shares redeemed	1,241,002
Unrealized depreciation on forward foreign currency exchange contracts	1,273
Accrued management fees	547,742
Distribution and service fees payable	27,288
1,817,305

Net Assets	$762,662,616

Net Assets Consist of:
Capital (par value and paid-in surplus)	$762,080,000
Undistributed net investment income	1,225,148
Accumulated net realized loss	(212,157,085)
Net unrealized appreciation	211,514,553
$762,662,616

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$588,608,116	64,890,586	$9.07
Institutional Class, $0.01 Par Value	$47,615,744	5,246,819	$9.08
A Class, $0.01 Par Value	$70,461,939	7,772,921	$9.07*
B Class, $0.01 Par Value	$460,385	50,631	$9.09
C Class, $0.01 Par Value	$11,504,556	1,269,447	$9.06
R Class, $0.01 Par Value	$5,842,211	643,990	$9.07
R6 Class, $0.01 Par Value	$38,169,665	4,205,829	$9.08
*Maximum offering price $9.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $102,261)	$17,058,939
Interest	1,635
17,060,574

Expenses:
Management fees	6,356,915
Distribution and service fees:
A Class	183,296
B Class	6,928
C Class	106,020
R Class	28,641
Directors' fees and expenses	26,846
6,708,646

Net investment income (loss)	10,351,928

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	114,998,663
Futures contract transactions	417,285
Foreign currency transactions	3,052,624
118,468,572

Change in net unrealized appreciation (depreciation) on:
Investments	(47,782,206)
Translation of assets and liabilities in foreign currencies	235,011
(47,547,195)

Net realized and unrealized gain (loss)	70,921,377

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,273,305

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$10,351,928	$11,058,417
Net realized gain (loss)	118,468,572	62,542,655
Change in net unrealized appreciation (depreciation)	(47,547,195)	60,225,127
Net increase (decrease) in net assets resulting from operations	81,273,305	133,826,199

Distributions to Shareholders
From net investment income:
Investor Class	(7,695,113)	(8,420,022)
Institutional Class	(1,168,803)	(1,264,882)
A Class	(749,306)	(981,617)
B Class	(2,404)	(6,213)
C Class	(33,834)	(57,173)
R Class	(42,940)	(65,933)
R6 Class	(63,861)	(362)
Decrease in net assets from distributions	(9,756,261)	(10,796,202)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(56,470,160)	(5,327,220)

Net increase (decrease) in net assets	15,046,884	117,702,777

Net Assets
Beginning of period	747,615,732	629,912,955
End of period	$762,662,616	$747,615,732

Undistributed net investment income	$1,225,148	$831,519
See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 44% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.84% for the Investor Class, A Class, B Class, C Class and R Class, 0.64% for the Institutional Class and 0.49% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $430,440,764 and $483,453,516, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	320,000,000		600,000,000
Sold	10,602,272	$93,205,250	8,572,597	$65,373,014
Issued in reinvestment of distributions	857,289	7,598,172	1,080,636	8,305,675
Redeemed	(15,922,735)	(142,211,204)	(10,681,224)	(81,601,170)
	(4,463,174)	(41,407,782)	(1,027,991)	(7,922,481)
Institutional Class/Shares Authorized	65,000,000		200,000,000
Sold	1,214,195	10,709,367	3,748,963	29,020,725
Issued in reinvestment of distributions	131,329	1,163,382	162,902	1,258,090
Redeemed	(5,897,634)	(52,541,206)	(2,390,739)	(18,331,164)
	(4,552,110)	(40,668,457)	1,521,126	11,947,651
A Class/Shares Authorized	70,000,000		100,000,000
Sold	1,086,169	9,486,498	1,445,959	10,972,471
Issued in reinvestment of distributions	82,165	726,707	122,765	941,752
Redeemed	(2,440,653)	(21,358,443)	(2,537,130)	(19,307,507)
	(1,272,319)	(11,145,238)	(968,406)	(7,393,284)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	32	279	6,995	53,300
Issued in reinvestment of distributions	228	2,005	669	5,085
Redeemed	(61,297)	(540,748)	(98,135)	(725,360)
	(61,037)	(538,464)	(90,471)	(666,975)
C Class/Shares Authorized	10,000,000		20,000,000
Sold	196,172	1,732,751	132,343	1,000,238
Issued in reinvestment of distributions	2,196	19,288	4,147	31,601
Redeemed	(148,976)	(1,295,308)	(211,438)	(1,608,523)
	49,392	456,731	(74,948)	(576,684)
R Class/Shares Authorized	5,000,000		10,000,000
Sold	179,630	1,564,239	153,911	1,163,119
Issued in reinvestment of distributions	4,771	42,181	7,467	57,118
Redeemed	(281,041)	(2,431,491)	(257,441)	(1,961,046)
	(96,640)	(825,071)	(96,063)	(740,809)
R6 Class/Shares Authorized	15,000,000		40,000,000
Sold	4,297,031	38,502,849	3,268	25,000
Issued in reinvestment of distributions	7,113	63,861	46	362
Redeemed	(101,629)	(908,589)	—	—
	4,202,515	37,658,121	3,314	25,362
Net increase (decrease)	(6,193,373)	$(56,470,160)	(733,439)	$(5,327,220)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$740,975,903	$11,682,117	—
Temporary Cash Investments	1,342,515	8,048,469	—
	$742,318,418	$19,730,586	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$261,064	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,273)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

21

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $16,124,288.

Value of Derivative Instruments as of March 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$261,064	Unrealized depreciation on forward foreign currency exchange contracts	$1,273

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$417,285	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	3,054,854	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$258,739
		$3,472,139		$258,739

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$9,756,261	$10,796,202
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$558,488,051
Gross tax appreciation of investments	$216,092,204
Gross tax depreciation of investments	(12,531,251)
Net tax appreciation (depreciation) of investments	203,560,953
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(22,037)
Net tax appreciation (depreciation)	$203,538,916
Undistributed ordinary income	$1,225,148
Accumulated short-term capital losses	$(204,181,448)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$8.28	0.12	0.78	0.90	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
Institutional Class
2015	$8.29	0.13	0.79	0.92	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
A Class
2015	$8.28	0.10	0.78	0.88	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2015	$8.31	0.03	0.78	0.81	(0.03)	$9.09	9.73%	1.84%	0.36%	56%	$460
2014	$6.94	0.05	1.36	1.41	(0.04)	$8.31	20.45%	1.85%	0.64%	35%	$928
2013	$6.11	0.05	0.84	0.89	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
C Class
2015	$8.28	0.03	0.78	0.81	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
R Class
2015	$8.28	0.07	0.79	0.86	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
R6 Class
2015	$8.29	0.17	0.76	0.93	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(3)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(5)	$27

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $9,756,261, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85512 1505

ANNUAL REPORT	MARCH 31, 2015

Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACVVX	4.10%(1)	3.40%(1)	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.02%	0.04%	—
Institutional Class	ACVKX	4.28%(1)	3.62%(1)	10/31/11
A Class	ACVQX			10/31/11
No sales charge*		3.93%(1)	3.18%(1)
With sales charge*		-2.05%(1)	1.41%(1)
C Class	ACVHX	3.10%(1)	2.39%(1)	10/31/11
R Class	ACVWX	3.56%(1)	2.90%(1)	10/31/11
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $11,211**

Barclays U.S. 1-3 Month Treasury Bill Index — $10,015

*	From October 31, 2011, the Investor Class's inception date. Not annualized.
** Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.42%	4.22%	4.67%	5.42%	4.92%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, and Brian Woglom

Performance Summary

Market Neutral Value returned 4.10%* (including operating expenses) for the 12 months ended March 31, 2015. This compares to the 0.02% return of its benchmark, the Barclays U.S. 1–3 Month Treasury Bill Index. The portfolio's return reflects operating expenses, while the index's return does not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

The portfolio is a natural extension of our existing capabilities. The foundation of the strategy is to pair highly correlated business models—going long the more undervalued company and short the overvalued company. We believe this helps reduce the risk inherent in long/short strategies.

Positions in Utilities Contributed

The portfolio benefited from its stance in the utilities sector. The portfolio’s long positions in electric utility Westar Energy and gas utility ONE Gas were helpful to results. ONE Gas issued positive guidance during the period, with a positive outlook for the remainder of 2015 and increased targets for earnings per share and dividend growth. The portfolio’s long position in California-based utility company PG&E appreciated after the company released earnings and gave better-than-expected guidance, including a slight increase in its rate base forecast and additional tax benefits from resolution of its 2014 rate case.

Industrials Positions Added Value

In industrials, the portfolio was long the Class A common shares of Heico Corp., a maker of jet engine and aircraft component parts, and it was short Heico’s common shares. As the spread between the two share classes narrowed, the portfolio’s positioning enhanced performance. The portfolio was also long in security system company ADT. The company’s stock outperformed after coming off a somewhat depressed valuation as investor fears regarding new competitors waned. The most recent quarterly results showed stabilizing performance metrics, giving investors confidence in management’s plans for improvement. On the short side, the portfolio’s position in Waste Management detracted as the company benefited from increased volume with improvement in the U.S. economy.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Detracted

In the health care sector, the portfolio’s performance was hampered by a short position in Valeant Pharmaceuticals International.

Financials Was a Source of Weakness

The portfolio’s positions in the financials sector contributed overall, but the sector was also a source of a top detractor, Janus Capital Group. The portfolio’s short position in the firm’s common stock weighed on results. The portfolio also has a long position in a Janus Capital Group convertible security, which contributed to relative returns, but not enough to offset the detraction.

Outlook

Market Neutral Value is designed to produce absolute returns with very low volatility and correlation to equity and fixed income markets. The portfolio can be used for equity market diversification, as an alternative to cash amid continued low interest rates and/or low market volatility exposure, and as a hedge against declining bond prices in a rising-rate environment (and low yields on short-term investments).

6

Fund Characteristics

MARCH 31, 2015
Top Ten Long Holdings	% of net assets
HEICO Corp., Class A	4.99%
iShares Russell 1000 Value Index Fund	4.94%
Royal Dutch Shell plc, Class A ADR	4.83%
Westar Energy, Inc.	2.32%
Janus Capital Group, Inc. (Convertible)	2.27%
Microchip Technology, Inc. (Convertible)	2.05%
Edison International	1.94%
Potash Corp. of Saskatchewan, Inc.	1.89%
PepsiCo, Inc.	1.89%
ONE Gas, Inc.	1.77%

Top Ten Short Holdings	% of net assets
Utilities Select Sector SPDR Fund	(5.54)%
HEICO Corp.	(4.98)%
Royal Dutch Shell plc, Class B ADR	(4.85)%
iShares Russell 1000 Growth Index Fund	(4.31)%
Janus Capital Group, Inc.	(2.26)%
Microchip Technology, Inc.	(2.05)%
Deere & Co.	(1.90)%
Coca-Cola Co. (The)	(1.89)%
Prudential Financial, Inc.	(1.73)%
People's United Financial, Inc.	(1.72)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	55.4%
Foreign Common Stocks*	10.7%
Convertible Bonds	5.2%
Exchange-Traded Funds	5.2%
Convertible Preferred Stocks	1.2%
Domestic Common Stocks Sold Short	(57.2)%
Foreign Common Stocks Sold Short*	(6.1)%
Exchange-Traded Funds Sold Short	(14.2)%
Temporary Cash Investments	20.7%
Other Assets and Liabilities**	79.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits with broker for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,021.10	$19.40	3.85%
Investor Class (before waiver)	$1,000	$1,021.10(2)	$20.91	4.15%
Institutional Class (after waiver)	$1,000	$1,021.90	$18.40	3.65%
Institutional Class (before waiver)	$1,000	$1,021.90(2)	$19.91	3.95%
A Class (after waiver)	$1,000	$1,020.20	$20.65	4.10%
A Class (before waiver)	$1,000	$1,020.20(2)	$22.16	4.40%
C Class (after waiver)	$1,000	$1,016.70	$24.39	4.85%
C Class (before waiver)	$1,000	$1,016.70(2)	$25.89	5.15%
R Class (after waiver)	$1,000	$1,018.40	$21.89	4.35%
R Class (before waiver)	$1,000	$1,018.40(2)	$23.40	4.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,005.73	$19.25	3.85%
Investor Class (before waiver)	$1,000	$1,004.24	$20.74	4.15%
Institutional Class (after waiver)	$1,000	$1,006.73	$18.26	3.65%
Institutional Class (before waiver)	$1,000	$1,005.24	$19.75	3.95%
A Class (after waiver)	$1,000	$1,004.49	$20.49	4.10%
A Class (before waiver)	$1,000	$1,002.99	$21.97	4.40%
C Class (after waiver)	$1,000	$1,000.75	$24.19	4.85%
C Class (before waiver)	$1,000	$999.25	$25.67	5.15%
R Class (after waiver)	$1,000	$1,003.24	$21.73	4.35%
R Class (before waiver)	$1,000	$1,001.75	$23.21	4.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 66.1%
Aerospace and Defense — 6.7%
BAE Systems plc ADR(1)	8,770	$271,475
HEICO Corp., Class A(1)	73,686	3,650,405
L-3 Communications Holdings, Inc.(1)	810	101,890
Raytheon Co.(1)	3,380	369,265
Rockwell Collins, Inc.(1)	742	71,640
Vectrus, Inc.(2)	17,280	440,467
		4,905,142
Air Freight and Logistics — 1.3%
United Parcel Service, Inc., Class B(1)	9,990	968,431
Automobiles — 0.5%
Honda Motor Co. Ltd. ADR(1)	4,648	152,268
Toyota Motor Corp. ADR(1)	1,695	237,114
		389,382
Banks — 1.5%
Commerce Bancshares, Inc.	1,620	68,558
PNC Financial Services Group, Inc. (The)(1)	8,199	764,475
U.S. Bancorp	6,390	279,051
		1,112,084
Beverages — 1.9%
PepsiCo, Inc.(1)	14,440	1,380,753
Chemicals — 3.1%
Air Products & Chemicals, Inc.(1)	5,983	905,108
Potash Corp. of Saskatchewan, Inc.(1)	42,980	1,386,105
		2,291,213
Commercial Services and Supplies — 2.2%
ADT Corp. (The)(1)	3,440	142,829
Republic Services, Inc.(1)	30,343	1,230,712
Tyco International plc	5,070	218,314
		1,591,855
Communications Equipment — 0.5%
Harris Corp.	4,500	354,420
Containers and Packaging — 0.2%
Bemis Co., Inc.	3,610	167,179
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.(1)	24,520	1,192,408
Electric Utilities — 4.8%
Edison International(1)	22,720	1,419,318
Westar Energy, Inc.(1)	43,818	1,698,386
Xcel Energy, Inc.(1)	10,883	378,837
		3,496,541

10

	Shares	Value
Electrical Equipment — 2.0%
ABB Ltd. ADR(1)	10,605	$224,508
Emerson Electric Co.(1)	21,800	1,234,316
		1,458,824
Food and Staples Retailing — 0.7%
Wal-Mart Stores, Inc.	5,990	492,678
Food Products — 1.8%
Campbell Soup Co.(1)	3,350	155,943
General Mills, Inc.(1)	16,930	958,238
Mondelez International, Inc., Class A(1)	5,170	186,585
		1,300,766
Gas Utilities — 2.9%
Atmos Energy Corp.(1)	6,540	361,662
Laclede Group, Inc. (The)(1)	8,424	431,477
ONE Gas, Inc.(1)	29,889	1,292,102
		2,085,241
Health Care Providers and Services — 1.9%
Cardinal Health, Inc.(1)	8,990	811,527
Quest Diagnostics, Inc.(1)	7,274	559,007
		1,370,534
Hotels, Restaurants and Leisure — 1.2%
Carnival Corp.(1)	8,272	395,732
McDonald's Corp.	5,250	511,560
		907,292
Household Durables — 1.6%
Lennar Corp., Class B(1)	27,955	1,148,951
Household Products — 0.9%
Procter & Gamble Co. (The)(1)	7,907	647,900
Industrial Conglomerates — 0.4%
Koninklijke Philips Electronics NV(1)	11,180	316,841
Insurance — 6.1%
Chubb Corp. (The)(1)	7,505	758,755
Crawford & Co., Class A(1)	65,228	492,471
EMC Insurance Group, Inc.(1)	20,290	685,802
Marsh & McLennan Cos., Inc.(1)	22,230	1,246,881
MetLife, Inc.(1)	24,901	1,258,746
		4,442,655
Internet and Catalog Retail — 1.0%
Liberty TripAdvisor Holdings, Inc., Class A(2)	23,600	750,244
IT Services — 0.1%
Teradata Corp.(2)	980	43,257
Leisure Products — 0.1%
Arctic Cat, Inc.(1)	1,691	61,417
Life Sciences Tools and Services — 0.1%
Waters Corp.(1)(2)	570	70,862

11

	Shares	Value
Machinery — 1.1%
Oshkosh Corp.(1)	1,530	$74,649
Pentair plc	2,430	152,823
Stanley Black & Decker, Inc.(1)	6,120	583,603
		811,075
Media — 0.8%
Discovery Communications, Inc., Class C(2)	16,470	485,453
Time Warner Cable, Inc.	850	127,398
		612,851
Multi-Utilities — 2.6%
NiSource, Inc.	9,980	440,717
NorthWestern Corp.(1)	5,300	285,087
PG&E Corp.(1)	21,465	1,139,147
		1,864,951
Oil, Gas and Consumable Fuels — 8.5%
EQT Midstream Partners LP	9,406	730,470
Imperial Oil Ltd.(1)	14,890	593,813
Occidental Petroleum Corp.(1)	10,507	767,011
Plains All American Pipeline LP	1,991	97,101
Royal Dutch Shell plc, Class A ADR(1)	59,260	3,534,859
Total SA ADR(1)	9,470	470,280
		6,193,534
Pharmaceuticals — 0.7%
Johnson & Johnson(1)	197	19,818
Teva Pharmaceutical Industries Ltd. ADR(1)	8,190	510,237
		530,055
Real Estate Investment Trusts (REITs) — 2.3%
Health Care REIT, Inc.	9,839	761,145
Piedmont Office Realty Trust, Inc., Class A(1)	49,150	914,682
		1,675,827
Road and Rail — 0.2%
Heartland Express, Inc.	5,584	132,676
Semiconductors and Semiconductor Equipment — 0.6%
Broadcom Corp., Class A(1)	8,330	360,648
Micron Technology, Inc.(2)	1,570	42,594
Teradyne, Inc.(1)	2,605	49,104
		452,346
Software — 0.9%
Microsoft Corp.	16,690	678,532
Technology Hardware, Storage and Peripherals — 0.1%
SanDisk Corp.	1,410	89,704
Textiles, Apparel and Luxury Goods — 0.4%
Coach, Inc.(1)	6,970	288,767
Thrifts and Mortgage Finance — 1.7%
Capitol Federal Financial, Inc.(1)	101,160	1,264,500

12

	Shares/ Principal Amount	Value
Trading Companies and Distributors — 0.4%
Rush Enterprises, Inc., Class B(1)(2)	11,914	$294,514
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B(1)	3,740	125,215
Telephone & Data Systems, Inc.(1)	15,992	398,201
		523,416
TOTAL COMMON STOCKS (Cost $43,951,934)		48,359,618
CONVERTIBLE BONDS — 5.2%
Capital Markets — 2.3%
Janus Capital Group, Inc., 0.75%, 7/15/18	$1,031,000	1,664,420
Semiconductors and Semiconductor Equipment — 2.9%
Intel Corp., 3.48%, 12/15/35	508,000	633,095
Microchip Technology, Inc., 1.625%, 2/15/25(3)	1,439,000	1,501,057
		2,134,152
TOTAL CONVERTIBLE BONDS (Cost $3,595,955)		3,798,572
EXCHANGE-TRADED FUNDS — 5.2%
iShares Russell 1000 Value Index Fund(1)	35,096	3,617,696
Market Vectors Gold Miners(1)	9,260	168,902
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,189,221)		3,786,598
CONVERTIBLE PREFERRED STOCKS — 1.2%
Food Products — 1.1%
Tyson Foods, Inc., 4.75%, 7/15/17(1)	17,892	867,404
Metals and Mining — 0.1%
Alcoa, Inc., 5.375%, 10/1/17	910	39,895
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $934,545)		907,299
TEMPORARY CASH INVESTMENTS — 20.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $2,657,141), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $2,601,455)		2,601,449
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $10,621,475), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $10,408,003)		10,408,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,169,069	2,169,069
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,178,518)		15,178,518
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.4% (Cost $66,850,173)		72,030,605
SECURITIES SOLD SHORT — (77.5)%
COMMON STOCKS SOLD SHORT — (63.3)%
Aerospace and Defense — (7.4)%
HEICO Corp.	(59,695)	(3,645,574)
Honeywell International, Inc.	(2,840)	(296,240)

13

	Shares	Value
Lockheed Martin Corp.	(3,434)	$(696,964)
Northrop Grumman Corp.	(4,830)	(777,437)
		(5,416,215)
Air Freight and Logistics — (0.6)%
FedEx Corp.	(2,560)	(423,552)
Automobiles — (0.5)%
General Motors Co.	(10,470)	(392,625)
Banks — (1.0)%
JPMorgan Chase & Co.	(12,570)	(761,491)
Beverages — (1.9)%
Coca-Cola Co. (The)	(34,145)	(1,384,580)
Biotechnology†
Amgen, Inc.	(151)	(24,137)
Capital Markets — (2.3)%
Janus Capital Group, Inc.	(96,290)	(1,655,225)
Chemicals — (1.5)%
Dow Chemical Co. (The)	(3,390)	(162,652)
Praxair, Inc.	(7,520)	(907,965)
		(1,070,617)
Commercial Services and Supplies — (1.7)%
Waste Management, Inc.	(22,690)	(1,230,479)
Consumer Finance — (0.5)%
American Express Co.	(4,400)	(343,728)
Diversified Financial Services — (0.3)%
Berkshire Hathaway, Inc., Class B	(1,274)	(183,864)
Diversified Telecommunication Services — (1.8)%
AT&T, Inc.	(36,390)	(1,188,134)
BCE, Inc.	(2,990)	(126,656)
		(1,314,790)
Electric Utilities — (3.8)%
American Electric Power Co., Inc.	(20,080)	(1,129,500)
Duke Energy Corp.	(10,587)	(812,870)
Southern Co. (The)	(18,990)	(840,877)
		(2,783,247)
Electrical Equipment — (0.6)%
Eaton Corp. plc	(6,400)	(434,816)
Food Products — (3.3)%
Kraft Foods Group, Inc.	(6,740)	(587,155)
Post Holdings, Inc.	(7,910)	(370,504)
Tyson Foods, Inc., Class A	(31,526)	(1,207,446)
Unilever plc ADR	(5,990)	(249,843)
		(2,414,948)
Gas Utilities — (0.1)%
AGL Resources, Inc.	(2,140)	(106,251)
Health Care Providers and Services — (1.9)%
AmerisourceBergen Corp.	(7,190)	(817,287)

14

	Shares	Value
Laboratory Corp. of America Holdings	(4,339)	$(547,105)
		(1,364,392)
Hotels, Restaurants and Leisure — (1.2)%
Chipotle Mexican Grill, Inc.	(790)	(513,927)
Royal Caribbean Cruises Ltd.	(4,885)	(399,837)
		(913,764)
Household Durables — (1.6)%
Lennar Corp., Class A	(22,110)	(1,145,519)
Household Products — (0.5)%
Kimberly-Clark Corp.	(3,697)	(395,986)
Insurance — (5.8)%
Aon plc	(12,990)	(1,248,599)
Crawford & Co., Class B	(56,340)	(486,777)
Prudential Financial, Inc.	(15,783)	(1,267,533)
Travelers Cos., Inc. (The)	(11,560)	(1,249,983)
		(4,252,892)
Internet and Catalog Retail — (1.0)%
TripAdvisor, Inc.	(8,940)	(743,540)
Life Sciences Tools and Services — (0.1)%
Thermo Fisher Scientific, Inc.	(562)	(75,499)
Machinery — (3.6)%
Caterpillar, Inc.	(6,250)	(500,187)
Deere & Co.	(15,890)	(1,393,394)
Parker-Hannifin Corp.	(1,570)	(186,485)
Snap-on, Inc.	(3,970)	(583,828)
		(2,663,894)
Media — (0.8)%
Comcast Corp., Class A	(2,260)	(127,622)
Discovery Communications, Inc., Class A	(15,790)	(485,701)
		(613,323)
Multi-Utilities — (0.7)%
Consolidated Edison, Inc.	(3,280)	(200,080)
Wisconsin Energy Corp.	(5,890)	(291,555)
		(491,635)
Multiline Retail — (0.7)%
Nordstrom, Inc.	(6,080)	(488,346)
Oil, Gas and Consumable Fuels — (7.4)%
Chevron Corp.	(4,490)	(471,360)
ConocoPhillips	(12,343)	(768,475)
Exxon Mobil Corp.	(6,990)	(594,150)
Royal Dutch Shell plc, Class B ADR	(56,554)	(3,545,936)
		(5,379,921)
Pharmaceuticals — (0.7)%
Valeant Pharmaceuticals International, Inc.	(2,560)	(508,467)
Real Estate Investment Trusts (REITs) — (2.3)%
Boston Properties, Inc.	(6,490)	(911,715)
Weyerhaeuser Co.	(22,990)	(762,119)
		(1,673,834)

15

	Shares	Value
Road and Rail — (0.9)%
Union Pacific Corp.	(4,970)	$(538,301)
Werner Enterprises, Inc.	(4,170)	(130,979)
		(669,280)
Semiconductors and Semiconductor Equipment — (2.9)%
Intel Corp.	(19,930)	(623,211)
Microchip Technology, Inc.	(30,690)	(1,500,741)
		(2,123,952)
Technology Hardware, Storage and Peripherals — (0.9)%
Hewlett-Packard Co.	(21,790)	(678,976)
Textiles, Apparel and Luxury Goods — (0.4)%
Michael Kors Holdings Ltd.	(4,390)	(288,643)
Thrifts and Mortgage Finance — (1.7)%
People's United Financial, Inc.	(82,900)	(1,260,080)
Trading Companies and Distributors — (0.4)%
Rush Enterprises, Inc., Class A	(10,620)	(290,563)
Wireless Telecommunication Services — (0.5)%
United States Cellular Corp.	(11,284)	(403,064)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $45,987,954)		(46,366,135)
EXCHANGE-TRADED FUNDS SOLD SHORT — (14.2)%
Alerian MLP ETF	(50,180)	(831,483)
Consumer Discretionary Select Sector SPDR Fund	(5,210)	(391,427)
Industrial Select Sector SPDR Fund	(16,263)	(906,987)
iShares PHLX Semiconductor ETF	(5,740)	(539,675)
iShares Russell 1000 Growth Index Fund	(31,861)	(3,151,690)
iShares U.S. Basic Materials ETF	(410)	(33,579)
SPDR Gold Shares	(1,500)	(170,490)
Technology Select Sector SPDR Fund	(1,060)	(43,926)
Utilities Select Sector SPDR Fund	(91,225)	(4,053,127)
Vanguard REIT ETF	(3,243)	(272,639)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $10,036,935)		(10,395,023)
TOTAL SECURITIES SOLD SHORT — (77.5)% (Proceeds $56,024,889)		(56,761,158)
OTHER ASSETS AND LIABILITIES(4) — 79.1%		57,913,985
TOTAL NET ASSETS — 100.0%		$73,183,432

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,648,414	CAD	2,057,320	JPMorgan Chase Bank N.A.	4/30/15	$24,645
USD	53,409	CAD	67,255	JPMorgan Chase Bank N.A.	4/30/15	327
USD	47,449	CAD	60,123	JPMorgan Chase Bank N.A.	4/30/15	(3)
CHF	8,138	USD	8,488	Credit Suisse AG	4/30/15	(104)
USD	188,826	CHF	180,746	Credit Suisse AG	4/30/15	2,627
USD	12,140	CHF	11,735	Credit Suisse AG	4/30/15	51
USD	628,660	EUR	578,035	UBS AG	4/30/15	6,899
USD	25,156	EUR	23,061	UBS AG	4/30/15	350
USD	17,981	EUR	16,624	UBS AG	4/30/15	99
USD	336,076	JPY	40,012,147	Credit Suisse AG	4/30/15	2,332
						$37,223

16

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $37,119,383.

(2)	Non-income producing.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $1,501,057, which represented 2.1% of total net assets.

(4)	Amount relates primarily to deposits with brokers for securities sold short at period end.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $66,850,173)	$72,030,605
Deposits with broker for securities sold short	57,833,489
Receivable for investments sold	3,349,541
Receivable for capital shares sold	166,555
Unrealized appreciation on forward foreign currency exchange contracts	37,330
Dividends and interest receivable	96,328
133,513,848

Liabilities
Securities sold short, at value (proceeds of $56,024,889)	56,761,158
Payable for investments purchased	3,339,426
Payable for capital shares redeemed	88,123
Unrealized depreciation on forward foreign currency exchange contracts	107
Accrued management fees	96,704
Distribution and service fees payable	8,728
Dividend expense payable on securities sold short	36,170
60,330,416

Net Assets	$73,183,432

Net Assets Consist of:
Capital (par value and paid-in surplus)	$71,538,226
Accumulated net investment loss	(346,295)
Accumulated net realized loss	(2,489,867)
Net unrealized appreciation	4,481,368
$73,183,432

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$49,464,870	4,736,902	$10.44
Institutional Class, $0.01 Par Value	$6,012,635	571,456	$10.52
A Class, $0.01 Par Value	$9,311,187	899,160	$10.36*
C Class, $0.01 Par Value	$7,947,969	788,647	$10.08
R Class, $0.01 Par Value	$446,771	43,542	$10.26
*Maximum offering price $10.99 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $53,857)	$1,403,787
Interest	19,305
1,423,092

Expenses:
Dividend expense on securities sold short	1,500,227
Broker fees and charges on securities sold short	181,081
Management fees	1,393,670
Distribution and service fees:
A Class	29,347
C Class	73,368
R Class	2,178
Directors' fees and expenses	2,549
Other expenses	38
3,182,458
Fees waived	(221,705)
2,960,753

Net investment income (loss)	(1,537,661)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,268,931
Securities sold short transactions	(7,207,105)
Foreign currency transactions	911,757
973,583

Change in net unrealized appreciation (depreciation) on:
Investments	(132,582)
Securities sold short	3,492,762
Translation of assets and liabilities in foreign currencies	35,253
3,395,433

Net realized and unrealized gain (loss)	4,369,016

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,831,355

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$(1,537,661)	$(203,446)
Net realized gain (loss)	973,583	(451,348)
Change in net unrealized appreciation (depreciation)	3,395,433	893,004
Net increase (decrease) in net assets resulting from operations	2,831,355	238,210

Distributions to Shareholders
From net realized gains:
Investor Class	(932,471)	(782,602)
Institutional Class	(103,125)	(42,231)
A Class	(252,822)	(193,962)
C Class	(144,211)	(106,904)
R Class	(8,359)	(8,353)
Decrease in net assets from distributions	(1,440,988)	(1,134,052)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,496,697)	64,749,898

Net increase (decrease) in net assets	(3,106,330)	63,854,056

Net Assets
Beginning of period	76,289,762	12,435,706
End of period	$73,183,432	$76,289,762

Accumulated net investment loss	$(346,295)	$(9,711)

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good

21

faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

22

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the year ended March 31, 2015, the investment advisor voluntarily agreed to waive 0.30% of the fund's management fee. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2015 was $147,474, $15,698, $35,216, $22,010 and $1,307 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2015 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

23

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended March 31, 2015 were $266,288,490 and $269,534,756, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,358,179	$14,061,175	4,886,464	$50,619,324
Issued in reinvestment of distributions	85,909	882,278	72,775	740,120
Redeemed	(1,566,788)	(16,203,149)	(901,252)	(9,271,962)
	(122,700)	(1,259,696)	4,057,987	42,087,482
Institutional Class/Shares Authorized	20,000,000		5,000,000
Sold	336,272	3,506,275	533,027	5,520,111
Issued in reinvestment of distributions	9,974	103,125	4,132	42,231
Redeemed	(330,897)	(3,422,772)	(22,375)	(230,568)
	15,349	186,628	514,784	5,331,774
A Class/Shares Authorized	5,000,000		5,000,000
Sold	760,742	7,849,870	1,602,009	16,420,288
Issued in reinvestment of distributions	24,790	252,614	19,126	193,552
Redeemed	(1,228,595)	(12,561,119)	(500,696)	(5,127,461)
	(443,063)	(4,458,635)	1,120,439	11,486,379
C Class/Shares Authorized	5,000,000		5,000,000
Sold	328,117	3,292,359	667,229	6,756,372
Issued in reinvestment of distributions	14,469	143,820	10,612	105,591
Redeemed	(240,538)	(2,414,029)	(101,217)	(1,027,179)
	102,048	1,022,150	576,624	5,834,784
R Class/Shares Authorized	5,000,000		5,000,000
Sold	440	4,497	111	1,126
Issued in reinvestment of distributions	827	8,359	831	8,353
	1,267	12,856	942	9,479
Net increase (decrease)	(447,099)	$(4,496,697)	6,270,776	$64,749,898

24

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$48,359,618	—	—
Convertible Bonds	—	$3,798,572	—
Exchange-Traded Funds	3,786,598	—	—
Convertible Preferred Stocks	—	907,299	—
Temporary Cash Investments	2,169,069	13,009,449	—
	$54,315,285	$17,715,320	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$37,330	—

Liabilities
Securities Sold Short
Common Stocks	$(46,366,135)	—	—
Exchange-Traded Funds	(10,395,023)	—	—
	$(56,761,158)	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(107)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if

25

the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,138,754.

The value of foreign currency risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $37,330 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $107 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $911,627 in net realized gain (loss) on foreign currency transactions and $35,272 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$1,033,260	$749,114
Long-term capital gains	$407,728	$384,938

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(1,098,030), accumulated net investment loss $1,201,077, and accumulated net realized loss $(103,047).

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$67,888,172
Gross tax appreciation of investments	$4,714,940
Gross tax depreciation of investments	(572,507)
Net tax appreciation (depreciation) of investments	4,142,433
Net tax appreciation (depreciation) on securities sold short	(3,891,804)
Net tax appreciation (depreciation)	$250,629
Accumulated long-term gains	$1,740,872
Late-year ordinary loss deferral	$(346,295)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(4)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(4)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(4)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432

27

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(4)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411
R Class
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(4)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2011 (fund inception) through March 31, 2012.

(5)	Annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Market Neutral Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Neutral Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

29

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

The fund hereby designates $1,033,260 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $407,728, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85513 1505

ANNUAL REPORT	MARCH 31, 2015

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	13.62%	14.76%	10.48%	11.03%	3/31/04
Russell Midcap Value Index	—	11.70%	15.83%	9.60%	10.41%	—
Institutional Class	AVUAX	13.83%	14.99%	10.70%	11.53%	8/2/04
A Class(1)	ACLAX					1/13/05
No sales charge*		13.40%	14.48%	10.21%	10.32%
With sales charge*		6.86%	13.13%	9.56%	9.68%
C Class	ACCLX	12.53%	13.62%	—	14.29%	3/1/10
R Class	AMVRX	13.07%	14.19%	—	9.34%	7/29/05
R6 Class	AMDVX	14.07%	—	—	15.71%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $27,119

Russell Midcap Value Index — $25,026

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

Mid Cap Value returned 13.62%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell Midcap Value Index, returned 11.70%. The portfolio’s return reflects operating expenses, while the index’s returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates. During the third quarter of 2014, there were increased geopolitical tensions, but U.S. economic news was mostly positive, offsetting concerns.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. A strengthening U.S. dollar was more favorable to small-cap stocks as they generally have less foreign exposure. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

In this environment, the portfolio provided positive absolute results in seven of the 10 sectors in which it was invested. On a relative basis, it outperformed its benchmark index due to security selection. Sector allocations weighed on relative results overall. The portfolio’s allocations to the industrials, consumer staples, and utilities sectors added to results. Its stance in the financials, consumer discretionary, and telecommunication services sectors dampened relative returns.

Industrials Added to Performance

Security selection in the industrials sector contributed the most to relative outperformance. An overweight position relative to the benchmark in the commercial services and supplies industry, especially in security system company ADT, helped results. The company’s stock outperformed after coming off a somewhat depressed valuation as investor fears regarding new competitors waned. The most recent quarterly results showed stabilizing performance metrics, giving investors confidence in management’s plans for improvement. Aerospace and defense company Exelis also contributed after it was acquired by competitor Harris Corp. in a cash and stock deal that was valued at approximately a 35% premium over the company’s share price at the time.

Consumer Staples Contributed

Security selection and an overweight position in the consumer staples sector helped performance. In particular, security selection was strong in the food products industry, where Hillshire Brands was a top contributor. The stock appreciated when the company announced it was being acquired by Tyson Foods; the portfolio eliminated its position.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Sector Enhanced Results

An overweight position and effective security selection led to contributions from the health care sector. CareFusion’s stock price rose after it accepted a buyout offer from Becton Dickinson and Co. at a nearly 30% premium to where the stock was trading at the time of the offer. The portfolio exited its position in CareFusion after the buyout.

Financials Detracted

Security selection in the financials sector detracted the most from relative performance. A significant underweight to the real estate investment trusts (REITs) industry, along with security selection in the group, weighed on relative returns.

Consumer Discretionary Hampered

An underweight position to the consumer discretionary sector hurt relative results. However, security selection in the sector offset some of the detraction, primarily on contribution from the portfolio’s position in Lowe’s. The home improvement retailer benefited from strong home remodeling demand, better-than-expected margin improvement, and long-term guidance that was higher than anticipated.

Energy Names Weighed on Results

Security selection in the energy sector drove a small relative contribution. However, an overweight position in the struggling sector offset some of the gain, and the sector was the source of several top detractors, including Apache, Southwestern Energy, and Imperial Oil.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2015, the portfolio’s largest overweights are in the industrials, consumer staples, and energy sectors. We slightly reduced the portfolio’s underweight to REITs, initiating positions in some higher-quality names, but we still find valuations in the group generally unattractive amid continued low interest rates.

6

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.1%
Northern Trust Corp.	2.9%
Republic Services, Inc.	2.9%
Imperial Oil Ltd.	2.2%
LifePoint Hospitals, Inc.	1.7%
Sysco Corp.	1.6%
Emerson Electric Co.	1.5%
Oshkosh Corp.	1.4%
ConAgra Foods, Inc.	1.4%
Quest Diagnostics, Inc.	1.3%

Top Five Industries	% of net assets
Banks	7.7%
Insurance	7.2%
Food Products	5.9%
Health Care Providers and Services	5.8%
Semiconductors and Semiconductor Equipment	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.8%
Exchange-Traded Funds	3.1%
Total Equity Exposure	97.9%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1)10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,081.90	$5.14	0.99%
Investor Class (before waiver)	$1,000	$1,081.90(2)	$5.19	1.00%
Institutional Class (after waiver)	$1,000	$1,082.90	$4.10	0.79%
Institutional Class (before waiver)	$1,000	$1,082.90(2)	$4.15	0.80%
A Class (after waiver)	$1,000	$1,080.50	$6.43	1.24%
A Class (before waiver)	$1,000	$1,080.50(2)	$6.48	1.25%
C Class (after waiver)	$1,000	$1,076.60	$10.30	1.99%
C Class (before waiver)	$1,000	$1,076.60(2)	$10.35	2.00%
R Class (after waiver)	$1,000	$1,079.20	$7.72	1.49%
R Class (before waiver)	$1,000	$1,079.20(2)	$7.78	1.50%
R6 Class (after waiver)	$1,000	$1,084.30	$3.33	0.64%
R6 Class (before waiver)	$1,000	$1,084.30(2)	$3.38	0.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.00	$4.99	0.99%
Investor Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
Institutional Class (after waiver)	$1,000	$1,020.99	$3.98	0.79%
Institutional Class (before waiver)	$1,000	$1,020.94	$4.03	0.80%
A Class (after waiver)	$1,000	$1,018.75	$6.24	1.24%
A Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
C Class (after waiver)	$1,000	$1,015.01	$10.00	1.99%
C Class (before waiver)	$1,000	$1,014.96	$10.05	2.00%
R Class (after waiver)	$1,000	$1,017.50	$7.49	1.49%
R Class (before waiver)	$1,000	$1,017.45	$7.54	1.50%
R6 Class (after waiver)	$1,000	$1,021.74	$3.23	0.64%
R6 Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 94.8%
Aerospace and Defense — 1.7%
Exelis, Inc.	3,465,189	$84,446,656
Textron, Inc.	587,712	26,053,273
		110,499,929
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	1,056,747	34,619,032
Thor Industries, Inc.	516,821	32,668,255
		67,287,287
Banks — 7.7%
Bank of Hawaii Corp.	707,300	43,293,833
BB&T Corp.	794,297	30,969,640
BOK Financial Corp.	600,204	36,744,489
Comerica, Inc.	935,369	42,213,203
Commerce Bancshares, Inc.	1,833,626	77,599,052
Cullen / Frost Bankers, Inc.	512,071	35,373,865
M&T Bank Corp.	608,913	77,331,951
PNC Financial Services Group, Inc. (The)	822,506	76,690,459
SunTrust Banks, Inc.	1,121,471	46,081,243
Westamerica Bancorp	1,139,870	49,253,783
		515,551,518
Capital Markets — 5.6%
Franklin Resources, Inc.	785,082	40,290,408
LPL Financial Holdings, Inc.	1,494,251	65,537,849
Northern Trust Corp.	2,809,921	195,710,997
State Street Corp.	558,311	41,052,608
T. Rowe Price Group, Inc.	416,410	33,720,882
		376,312,744
Chemicals — 0.8%
Mosaic Co. (The)	1,152,246	53,072,451
Commercial Services and Supplies — 5.7%
ADT Corp. (The)	1,610,508	66,868,292
Clean Harbors, Inc.(1)	937,464	53,229,206
Republic Services, Inc.	4,716,234	191,290,451
Tyco International plc	1,634,486	70,380,967
		381,768,916
Communications Equipment — 0.6%
Harris Corp.	499,628	39,350,701
Containers and Packaging — 1.3%
Bemis Co., Inc.	1,112,694	51,528,859
Sonoco Products Co.	723,479	32,889,356
		84,418,215

10

	Shares	Value
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	1,681,596	$58,099,142
Electric Utilities — 4.8%
Edison International	1,254,851	78,390,542
Great Plains Energy, Inc.	2,072,241	55,287,390
OGE Energy Corp.	820,165	25,925,416
Westar Energy, Inc.	2,145,241	83,149,541
Xcel Energy, Inc.	2,270,695	79,042,893
		321,795,782
Electrical Equipment — 1.5%
Emerson Electric Co.	1,747,779	98,959,247
Electronic Equipment, Instruments and Components — 1.7%
Keysight Technologies, Inc.(1)	1,685,053	62,599,719
TE Connectivity Ltd.	719,804	51,552,362
		114,152,081
Energy Equipment and Services — 1.1%
Cameron International Corp.(1)	1,134,403	51,184,263
Helmerich & Payne, Inc.	367,725	25,031,041
		76,215,304
Food and Staples Retailing — 1.6%
Sysco Corp.	2,845,547	107,362,488
Food Products — 5.9%
Campbell Soup Co.	922,063	42,922,033
ConAgra Foods, Inc.	2,556,459	93,387,447
Danone SA	274,188	18,452,074
General Mills, Inc.	1,220,327	69,070,508
J.M. Smucker Co. (The)	510,303	59,057,366
Kellogg Co.	659,561	43,498,048
Mondelez International, Inc., Class A	1,863,165	67,241,625
		393,629,101
Gas Utilities — 2.1%
Atmos Energy Corp.	1,068,148	59,068,585
Laclede Group, Inc. (The)	1,595,760	81,734,827
		140,803,412
Health Care Equipment and Supplies — 3.0%
Becton Dickinson and Co.	232,375	33,366,726
Boston Scientific Corp.(1)	2,418,704	42,931,996
Stryker Corp.	624,366	57,597,764
Zimmer Holdings, Inc.	575,386	67,619,363
		201,515,849
Health Care Providers and Services — 5.8%
Cardinal Health, Inc.	662,354	59,790,696
Cigna Corp.	452,875	58,620,140
Express Scripts Holding Co.(1)	209,051	18,139,355
Humana, Inc.	291,428	51,880,013
LifePoint Hospitals, Inc.(1)	1,519,180	111,583,771

11

	Shares	Value
Quest Diagnostics, Inc.	1,165,153	$89,542,008
		389,555,983
Hotels, Restaurants and Leisure — 1.0%
Carnival Corp.	1,393,324	66,656,620
Household Durables — 1.3%
PulteGroup, Inc.	1,554,476	34,556,002
Toll Brothers, Inc.(1)	1,279,763	50,345,876
		84,901,878
Industrial Conglomerates — 1.3%
Koninklijke Philips Electronics NV	3,021,620	85,833,130
Insurance — 7.2%
ACE Ltd.	535,909	59,748,494
Aflac, Inc.	455,065	29,128,711
Allstate Corp. (The)	260,262	18,522,846
Arthur J Gallagher & Co.	409,787	19,157,542
Brown & Brown, Inc.	1,309,870	43,369,796
Chubb Corp. (The)	363,176	36,717,094
HCC Insurance Holdings, Inc.	1,183,988	67,096,600
MetLife, Inc.	556,611	28,136,686
Reinsurance Group of America, Inc.	713,102	66,453,975
Torchmark Corp.	510,291	28,025,182
Travelers Cos., Inc. (The)	313,144	33,860,261
Unum Group	1,599,863	53,963,379
		484,180,566
IT Services — 0.5%
Fidelity National Information Services, Inc.	528,487	35,968,825
Leisure Products — 0.8%
Mattel, Inc.	2,202,834	50,334,757
Life Sciences Tools and Services — 0.5%
Bio-Rad Laboratories, Inc., Class A(1)	223,815	30,255,312
Machinery — 1.8%
Oshkosh Corp.	1,952,374	95,256,327
Pentair plc	446,938	28,107,931
		123,364,258
Media — 1.2%
Markit Ltd.(1)	1,451,331	39,040,804
Time Warner Cable, Inc.	270,472	40,538,343
		79,579,147
Metals and Mining — 1.1%
Newmont Mining Corp.	1,044,610	22,678,483
Nucor Corp.	1,105,137	52,527,162
		75,205,645
Multi-Utilities — 1.3%
Consolidated Edison, Inc.	330,917	20,185,937
NorthWestern Corp.	483,995	26,034,091
PG&E Corp.	720,156	38,218,679
		84,438,707

12

	Shares	Value
Multiline Retail — 0.7%
Target Corp.	546,837	$44,878,913
Oil, Gas and Consumable Fuels — 5.4%
Apache Corp.	548,100	33,066,873
Devon Energy Corp.	1,147,427	69,201,322
Imperial Oil Ltd.	3,657,752	145,986,628
Noble Energy, Inc.	955,161	46,707,373
Occidental Petroleum Corp.	792,155	57,827,315
Southwestern Energy Co.(1)	353,448	8,196,459
		360,985,970
Pharmaceuticals — 0.5%
Hospira, Inc.(1)	342,531	30,087,923
Real Estate Investment Trusts (REITs) — 4.8%
Annaly Capital Management, Inc.	1,182,479	12,297,781
Boston Properties, Inc.	283,715	39,856,283
Corrections Corp. of America	2,007,043	80,803,551
Empire State Realty Trust, Inc.	1,589,744	29,903,085
Host Hotels & Resorts, Inc.	1,628,660	32,866,359
Piedmont Office Realty Trust, Inc., Class A	3,652,079	67,965,190
Weyerhaeuser Co.	1,746,165	57,885,370
		321,577,619
Road and Rail — 1.2%
Heartland Express, Inc.	1,620,727	38,508,473
Werner Enterprises, Inc.	1,409,951	44,286,561
		82,795,034
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	2,640,197	59,562,844
Broadcom Corp., Class A	1,593,950	69,010,065
Lam Research Corp.	1,002,119	70,383,828
Maxim Integrated Products, Inc.	989,603	34,448,081
Microchip Technology, Inc.	1,293,689	63,261,392
Micron Technology, Inc.(1)	689,491	18,705,891
Teradyne, Inc.	3,825,727	72,114,954
		387,487,055
Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(1)	543,026	41,690,821
CST Brands, Inc.	513,058	22,487,332
Lowe's Cos., Inc.	609,809	45,363,692
		109,541,845
Technology Hardware, Storage and Peripherals — 2.0%
SanDisk Corp.	845,971	53,820,675
Western Digital Corp.	910,665	82,879,622
		136,700,297
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	299,593	39,396,480

13

	Shares/Principal Amount	Value
Thrifts and Mortgage Finance — 0.6%
Capitol Federal Financial, Inc.	879,322	$10,991,525
People's United Financial, Inc.	2,099,470	31,911,944
		42,903,469
Trading Companies and Distributors — 0.3%
Beacon Roofing Supply, Inc.(1)	574,949	17,995,904
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	986,685	33,031,024
TOTAL COMMON STOCKS (Cost $5,389,198,192)		6,338,450,528
EXCHANGE-TRADED FUNDS — 3.1%
iShares Russell Midcap Value Index Fund (Cost $187,735,540)	2,758,746	207,623,224
TEMPORARY CASH INVESTMENTS — 2.6%
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/15(2)	$50,000,000	50,000,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $21,306,566), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $20,860,040)		20,859,994
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $85,129,546), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $83,455,023)		83,455,000
State Street Institutional Liquid Reserves Fund, Premier Class	17,396,777	17,396,777
TOTAL TEMPORARY CASH INVESTMENTS (Cost $171,711,771)		171,711,771
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $5,748,645,503)		6,717,785,523
OTHER ASSETS AND LIABILITIES — (0.5)%		(34,508,645)
TOTAL NET ASSETS — 100.0%		$6,683,276,878

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	155,633,659	CAD	194,240,145	JPMorgan Chase Bank N.A.	4/30/15	$2,326,836
USD	89,781,594	EUR	82,551,714	UBS AG	4/30/15	985,312
USD	19,740,693	JPY	2,350,267,696	Credit Suisse AG	4/30/15	136,975
USD	960,707	JPY	115,290,079	Credit Suisse AG	4/30/15	(934)
						$3,448,189

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $5,748,645,503)	$6,717,785,523
Foreign currency holdings, at value (cost of $169,002)	143,039
Receivable for investments sold	45,987,967
Receivable for capital shares sold	7,400,363
Unrealized appreciation on forward foreign currency exchange contracts	3,449,123
Dividends and interest receivable	13,521,984
6,788,287,999

Liabilities
Payable for investments purchased	84,089,685
Payable for capital shares redeemed	15,135,793
Unrealized depreciation on forward foreign currency exchange contracts	934
Accrued management fees	5,353,713
Distribution and service fees payable	430,996
105,011,121

Net Assets	$6,683,276,878

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,494,738,012
Undistributed net investment income	10,651,631
Undistributed net realized gain	205,326,928
Net unrealized appreciation	972,560,307
$6,683,276,878

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,771,116,793	225,774,036	$16.70
Institutional Class, $0.01 Par Value	$1,017,915,333	60,915,104	$16.71
A Class, $0.01 Par Value	$1,464,424,223	87,806,161	$16.68*
C Class, $0.01 Par Value	$79,490,207	4,796,837	$16.57
R Class, $0.01 Par Value	$130,668,962	7,851,272	$16.64
R6 Class, $0.01 Par Value	$219,661,360	13,146,192	$16.71
* Maximum offering price $17.70 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $831,114)	$124,725,835
Interest	21,133
124,746,968

Expenses:
Management fees	55,559,516
Distribution and service fees:
A Class	2,727,956
C Class	665,813
R Class	612,408
Directors' fees and expenses	197,841
Other expenses	256
59,763,790
Fees waived	(308,464)
59,455,326

Net investment income (loss)	65,291,642

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	576,383,740
Foreign currency transactions	36,193,713
612,577,453

Change in net unrealized appreciation (depreciation) on:
Investments	81,931,435
Translation of assets and liabilities in foreign currencies	4,951,239
86,882,674

Net realized and unrealized gain (loss)	699,460,127

Net Increase (Decrease) in Net Assets Resulting from Operations	$764,751,769

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$65,291,642	$57,755,903
Net realized gain (loss)	612,577,453	429,917,254
Change in net unrealized appreciation (depreciation)	86,882,674	358,747,354
Net increase (decrease) in net assets resulting from operations	764,751,769	846,420,511

Distributions to Shareholders
From net investment income:
Investor Class	(37,256,893)	(37,722,594)
Institutional Class	(11,727,859)	(8,905,673)
A Class	(9,032,919)	(6,942,017)
C Class	(171,139)	(223,273)
R Class	(835,736)	(818,214)
R6 Class	(1,610,130)	(343,394)
From net realized gains:
Investor Class	(328,624,367)	(186,469,876)
Institutional Class	(88,881,075)	(41,066,685)
A Class	(129,993,613)	(43,513,075)
C Class	(6,378,011)	(3,355,561)
R Class	(11,745,677)	(6,113,861)
R6 Class	(12,874,828)	(2,630,900)
Decrease in net assets from distributions	(639,132,247)	(338,105,123)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,445,027,845	1,130,163,371

Net increase (decrease) in net assets	1,570,647,367	1,638,478,759

Net Assets
Beginning of period	5,112,629,511	3,474,150,752
End of period	$6,683,276,878	$5,112,629,511

Undistributed net investment income	$10,651,631	$8,044,680

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good

18

faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2015 was $177,476, $48,171, $65,634, $3,500, $6,282 and $7,401 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the year ended March 31, 2015.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $4,682,902,603 and $3,724,778,650, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,000,000,000		555,000,000
Sold	47,845,228	$805,464,849	67,128,088	$1,032,685,581
Issued in reinvestment of distributions	21,749,952	357,551,089	14,102,921	218,577,078
Redeemed	(42,736,259)	(717,011,409)	(51,576,358)	(804,506,459)
	26,858,921	446,004,529	29,654,651	446,756,200
Institutional Class/Shares Authorized	350,000,000		150,000,000
Sold	21,317,473	358,366,290	27,072,352	420,529,813
Issued in reinvestment of distributions	4,863,510	80,063,695	2,610,543	40,501,980
Redeemed	(14,945,599)	(251,817,748)	(9,029,546)	(140,904,950)
	11,235,384	186,612,237	20,653,349	320,126,843
A Class/Shares Authorized	350,000,000		150,000,000
Sold	52,471,389	867,401,841	25,453,960	394,239,784
Issued in reinvestment of distributions	8,314,134	136,295,978	3,152,530	48,853,425
Redeemed	(22,106,527)	(370,969,551)	(13,112,900)	(203,392,609)
	38,678,996	632,728,268	15,493,590	239,700,600
C Class/Shares Authorized	20,000,000		15,000,000
Sold	1,327,076	22,095,693	1,787,493	27,382,385
Issued in reinvestment of distributions	358,656	5,834,066	200,686	3,098,474
Redeemed	(605,325)	(10,095,709)	(439,763)	(6,786,136)
	1,080,407	17,834,050	1,548,416	23,694,723
R Class/Shares Authorized	40,000,000		25,000,000
Sold	2,530,872	42,216,647	3,002,841	46,350,942
Issued in reinvestment of distributions	760,719	12,445,520	443,429	6,863,337
Redeemed	(2,210,722)	(36,981,897)	(1,707,674)	(26,599,771)
	1,080,869	17,680,270	1,738,596	26,614,508
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	9,299,284	156,315,103	4,717,648	75,828,189
Issued in reinvestment of distributions	880,443	14,484,958	191,117	2,974,294
Redeemed	(1,593,718)	(26,631,570)	(348,582)	(5,531,986)
	8,586,009	144,168,491	4,560,183	73,270,497
Net increase (decrease)	87,520,586	$1,445,027,845	73,648,785	$1,130,163,371

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,055,147,672	$283,302,856	—
Exchange-Traded Funds	207,623,224	—	—
Temporary Cash Investments	17,396,777	154,314,994	—
	$6,280,167,673	$437,617,850	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,449,123	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(934)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $264,661,839.

22

The value of foreign currency risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $3,449,123 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $934 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $36,267,097 in net realized gain (loss) on foreign currency transactions and $4,979,644 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$288,118,716	$173,872,245
Long-term capital gains	$351,013,531	$164,232,878

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,791,929,573
Gross tax appreciation of investments	$1,015,062,004
Gross tax depreciation of investments	(89,206,054)
Net tax appreciation (depreciation) of investments	925,855,950
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(27,902)
Net tax appreciation (depreciation)	$925,828,048
Undistributed ordinary income	$62,608,941
Accumulated long-term gains	$200,101,877

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
Institutional Class
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
A Class
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
R Class
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
R6 Class
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	1.51%	66%	$219,661
2014(3)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	1.83%(4)	67%(5)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $103,997,982, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $227,484,040 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $351,013,531, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85514 1505

ANNUAL REPORT	MARCH 31, 2015

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	11.01%	13.48%	5.88%	5/12/06
Russell 1000 Value Index	—	9.33%	13.75%	6.47%	—
S&P 500 Index	—	12.73%	14.46%	7.71%	—
R6 Class	ACDLX	11.17%	—	12.63%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Institutional Class — $16,623

Russell 1000 Value Index — $17,465

S&P 500 Index — $19,353

*	From May 12, 2006, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.65%	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

NT Large Company Value returned 11.01%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell 1000 Value Index, returned 9.33%. The broader market, as measured by the S&P 500 Index, returned 12.73%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates. During the third quarter of 2014, there were increased geopolitical tensions, but U.S. economic news was mostly positive, offsetting concerns.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and the energy sector continued to perform poorly. A strengthening U.S. dollar was more favorable to small-cap stocks as they generally have less foreign exposure. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

In this environment, the portfolio posted positive absolute results in nine of the 10 sectors in which it was invested. It outperformed its benchmark on a relative basis primarily due to security selection, while sector allocations also contributed overall. The portfolio’s positions in the consumer discretionary, industrials, and consumer staples sectors contributed the most to relative results, while holdings in the energy, financials, and health care sectors detracted.

Overweight, Security Selection in Consumer Discretionary Contributed

The portfolio’s significant overweight position in the consumer discretionary sector relative to the benchmark, along with effective security selection in the group, contributed the most to relative results. Against the backdrop of a recovering housing market and improving economy, Lowe’s exceeded consensus earnings estimates, and shares were revalued higher. Solid sales growth and improved merchandising led to better-than-expected operating margins. Whirlpool successfully closed two highly accretive foreign acquisitions and additional consolidation activity in the appliances industry should lead to pricing improvements. The company also generated strong results in North American markets during the period.

Consumer Staples Sector Helped

Security selection in the consumer staples sector enhanced relative results, though an underweight position in the sector offset some of the gain. CVS Health outperformed peers with strong execution in both the pharmacy benefit manager and retail segments despite the headwinds of generic drug inflation and the company’s decision to exit tobacco sales. Revenue growth exceeded consensus expectations and drove better-than-expected earnings. CVS remains well-positioned in an evolving health care landscape.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Information Technology Boosted Results

Security selection among information technology companies helped relative returns. An overweight position in Electronic Arts (EA) was a top contributor during the period. The software company recently reported quarterly earnings that came in above consensus, including higher-than-expected revenue growth, improving margins, and strong cash flows. The company’s outlook is favorable as it gains momentum on next-generation gaming platforms. EA also has rising digital sales, a good pipeline of new titles, and well-controlled operating expenses.

Holdings in Struggling Energy Sector Detracted

Several top detractors for the period were in the energy sector, where energy prices declined substantially. Companies within the space included Halliburton, Oasis Petroleum, Chevron, and Total SA. Halliburton also suffered the impact of investor concern about its proposed merger with Baker Hughes. Conversely, underweighting Exxon Mobil was productive during the period.
Health Care Weighed on Results
Security selection in the pharmaceuticals segment drove the health care sector’s relative underperformance. The portfolio’s underweight position in Pfizer detracted as the company gained approval of one of its drugs for treating breast cancer earlier than anticipated, and the portfolio exited its position. The company also announced it was acquiring Hospira, which should be accretive.
Outlook

We continue to be bottom-up investment managers, using our valuation model and fundamental analysis to determine holdings. As of March 31, 2015, the portfolio’s largest overweight position is in the consumer discretionary sector, particularly in retail and media stocks. In the financials sector, the portfolio’s overweight is focused in banks, capital markets, and insurance, where we find valuations attractive. The portfolio is underweight in the utilities sector and the real estate investment trusts segment of the financials sector, as we believe they are generally overvalued. Concerns about competitive dynamics among telecommunication services names have led us to underweight the sector.

5

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.8%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.4%
Medtronic plc	2.8%
CVS Health Corp.	2.7%
Ingersoll-Rand plc	2.3%
Merck & Co., Inc.	2.2%
Bank of America Corp.	2.2%
Total SA ADR	2.2%
United Technologies Corp.	2.2%

Top Five Industries	% of net assets
Banks	14.5%
Oil, Gas and Consumable Fuels	8.4%
Aerospace and Defense	6.8%
Capital Markets	6.2%
Insurance	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.6)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,054.20	$3.28	0.64%
R6 Class	$1,000	$1,054.90	$2.51	0.49%
Hypothetical
Institutional Class	$1,000	$1,021.74	$3.23	0.64%
R6 Class	$1,000	$1,022.49	$2.47	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 6.8%
Honeywell International, Inc.	250,300	$26,108,793
Precision Castparts Corp.	90,400	18,984,000
Raytheon Co.	198,300	21,664,275
United Technologies Corp.	273,000	31,995,600
		98,752,668
Auto Components — 1.9%
BorgWarner, Inc.	124,700	7,541,856
Delphi Automotive plc	246,700	19,671,858
		27,213,714
Automobiles — 0.9%
Ford Motor Co.	853,200	13,770,648
Banks — 14.5%
Bank of America Corp.	2,092,700	32,206,653
JPMorgan Chase & Co.	902,200	54,655,276
KeyCorp	1,186,000	16,793,760
PNC Financial Services Group, Inc. (The)	279,500	26,060,580
U.S. Bancorp	709,700	30,992,599
Wells Fargo & Co.	907,200	49,351,680
		210,060,548
Biotechnology — 1.3%
Amgen, Inc.	115,400	18,446,690
Building Products — 0.5%
Masco Corp.	295,900	7,900,530
Capital Markets — 6.2%
Ameriprise Financial, Inc.	180,500	23,616,620
BlackRock, Inc.	23,900	8,743,576
Goldman Sachs Group, Inc. (The)	105,000	19,736,850
Invesco Ltd.	651,600	25,862,004
State Street Corp.	161,700	11,889,801
		89,848,851
Chemicals — 2.2%
Dow Chemical Co. (The)	430,500	20,655,390
LyondellBasell Industries NV, Class A	125,800	11,045,240
		31,700,630
Communications Equipment — 0.7%
Cisco Systems, Inc.	363,900	10,016,347
Consumer Finance — 2.2%
Capital One Financial Corp.	234,000	18,443,880
Discover Financial Services	252,300	14,217,105
		32,660,985

8

	Shares	Value
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	95,900	$13,840,288
Electric Utilities — 2.2%
PPL Corp.	451,700	15,204,222
Westar Energy, Inc.	172,200	6,674,472
Xcel Energy, Inc.	275,300	9,583,193
		31,461,887
Electrical Equipment — 1.6%
Eaton Corp. plc	335,400	22,787,076
Energy Equipment and Services — 2.9%
Baker Hughes, Inc.	188,900	12,010,262
Halliburton Co.	412,100	18,082,948
National Oilwell Varco, Inc.	233,900	11,692,661
		41,785,871
Food and Staples Retailing — 2.7%
CVS Health Corp.	380,500	39,271,405
Health Care Equipment and Supplies — 4.6%
Abbott Laboratories	562,300	26,051,359
Medtronic plc	524,300	40,890,157
		66,941,516
Health Care Providers and Services — 3.5%
Aetna, Inc.	128,500	13,689,105
Anthem, Inc.	139,800	21,586,518
HCA Holdings, Inc.(1)	199,300	14,993,339
		50,268,962
Hotels, Restaurants and Leisure — 0.6%
Marriott International, Inc., Class A	110,700	8,891,424
Household Durables — 1.5%
Whirlpool Corp.	109,500	22,125,570
Insurance — 6.2%
Allstate Corp. (The)	245,600	17,479,352
American International Group, Inc.	286,100	15,675,419
MetLife, Inc.	325,000	16,428,750
Principal Financial Group, Inc.	157,300	8,080,501
Prudential Financial, Inc.	249,100	20,005,221
Travelers Cos., Inc. (The)	112,600	12,175,438
		89,844,681
Machinery — 3.1%
Ingersoll-Rand plc	480,800	32,732,864
Stanley Black & Decker, Inc.	132,500	12,635,200
		45,368,064
Media — 3.4%
Comcast Corp., Class A	165,300	9,334,491
Time Warner Cable, Inc.	97,500	14,613,300
Time Warner, Inc.	305,800	25,821,752
		49,769,543

9

	Shares	Value
Multiline Retail — 1.6%
Macy's, Inc.	355,900	$23,101,469
Oil, Gas and Consumable Fuels — 8.4%
Chevron Corp.	303,300	31,840,434
Exxon Mobil Corp.	125,000	10,625,000
Imperial Oil Ltd.	564,800	22,542,055
Oasis Petroleum, Inc.(1)	445,800	6,339,276
Occidental Petroleum Corp.	257,100	18,768,300
Total SA ADR	646,000	32,080,360
		122,195,425
Pharmaceuticals — 6.1%
Catalent, Inc.(1)	119,900	3,734,885
Johnson & Johnson	525,200	52,835,120
Merck & Co., Inc.	567,600	32,625,648
		89,195,653
Real Estate Investment Trusts (REITs) — 0.7%
Brixmor Property Group, Inc.	411,800	10,933,290
Semiconductors and Semiconductor Equipment — 3.9%
Applied Materials, Inc.	1,191,400	26,877,984
Microchip Technology, Inc.	418,800	20,479,320
Micron Technology, Inc.(1)	350,000	9,495,500
		56,852,804
Software — 4.3%
Electronic Arts, Inc.(1)	420,200	24,714,063
Microsoft Corp.	173,800	7,065,839
Oracle Corp.	704,900	30,416,435
		62,196,337
Specialty Retail — 1.1%
Lowe's Cos., Inc.	214,700	15,971,533
Technology Hardware, Storage and Peripherals — 1.0%
Western Digital Corp.	165,200	15,034,852
Trading Companies and Distributors — 0.9%
United Rentals, Inc.(1)	139,400	12,707,704
TOTAL COMMON STOCKS (Cost $1,115,186,984)		1,430,916,965
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $5,256,713), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $5,146,546)		5,146,535
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $21,007,235), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $20,590,006)		20,590,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,292,630	4,292,630
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,029,165)		30,029,165
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $1,145,216,149)		1,460,946,130
OTHER ASSETS AND LIABILITIES — (0.6)%		(8,814,897)
TOTAL NET ASSETS — 100.0%		$1,452,131,233

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,740,780	CAD	19,645,438	JPMorgan Chase Bank N.A.	4/30/15	$235,336
USD	515,537	CAD	656,298	JPMorgan Chase Bank N.A.	4/30/15	(2,456)
USD	24,596,430	EUR	22,615,743	UBS AG	4/30/15	269,935
						$502,815

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
70	S&P 500 E-Mini	June 2015	$7,212,800	$31,023

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $1,145,216,149)	$1,460,946,130
Foreign currency holdings, at value (cost of $66,932)	52,565
Deposits with broker for futures contracts	322,000
Receivable for capital shares sold	374,535
Unrealized appreciation on forward foreign currency exchange contracts	505,271
Dividends and interest receivable	2,418,181
1,464,618,682

Liabilities
Payable for investments purchased	5,345,489
Payable for capital shares redeemed	6,243,619
Payable for variation margin on futures contracts	51,800
Unrealized depreciation on forward foreign currency exchange contracts	2,456
Accrued management fees	844,085
12,487,449

Net Assets	$1,452,131,233

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,063,263,167
Undistributed net investment income	2,417,232
Undistributed net realized gain	70,202,164
Net unrealized appreciation	316,248,670
$1,452,131,233

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,391,730,094	112,435,708	$12.38
R6 Class, $0.01 Par Value	$60,401,139	4,878,594	$12.38

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $193,692)	$31,707,625
Interest	4,240
31,711,865

Expenses:
Management fees	9,358,665
Directors' fees and expenses	50,823
Other expenses	3,178
9,412,666

Net investment income (loss)	22,299,199

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	165,223,995
Futures contract transactions	2,196,117
Foreign currency transactions	5,937,976
173,358,088

Change in net unrealized appreciation (depreciation) on:
Investments	(35,355,711)
Futures contracts	31,023
Translation of assets and liabilities in foreign currencies	484,905
(34,839,783)

Net realized and unrealized gain (loss)	138,518,305

Net Increase (Decrease) in Net Assets Resulting from Operations	$160,817,504

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$22,299,199	$20,360,192
Net realized gain (loss)	173,358,088	54,755,508
Change in net unrealized appreciation (depreciation)	(34,839,783)	146,204,377
Net increase (decrease) in net assets resulting from operations	160,817,504	221,320,077

Distributions to Shareholders
From net investment income:
Institutional Class	(20,503,969)	(19,576,005)
R6 Class	(639,472)	(107,447)
From net realized gains:
Institutional Class	(105,699,397)	(31,180,355)
R6 Class	(3,167,409)	(265,443)
Decrease in net assets from distributions	(130,010,247)	(51,129,250)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	79,600,811	229,631,692

Net increase (decrease) in net assets	110,408,068	399,822,519

Net Assets
Beginning of period	1,341,723,165	941,900,646
End of period	$1,452,131,233	$1,341,723,165

Undistributed net investment income	$2,417,232	$1,616,272

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

15

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination

16

by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2015 was 0.64% for the Institutional Class and 0.49% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $988,869,735 and $1,022,501,422, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	500,000,000		500,000,000
Sold	21,882,704	$266,961,883	19,951,815	$228,131,063
Issued in reinvestment of distributions	10,198,049	126,203,366	4,366,191	50,756,360
Redeemed	(28,455,605)	(356,182,291)	(5,660,866)	(65,321,164)
	3,625,148	36,982,958	18,657,140	213,566,259
R6 Class/Shares Authorized	20,000,000		50,000,000
Sold	4,384,819	53,708,520	1,551,103	18,125,854
Issued in reinvestment of distributions	307,590	3,806,881	31,722	372,890
Redeemed	(1,190,945)	(14,897,548)	(205,695)	(2,433,311)
	3,501,464	42,617,853	1,377,130	16,065,433
Net increase (decrease)	7,126,612	$79,600,811	20,034,270	$229,631,692

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,408,374,910	$22,542,055	—
Temporary Cash Investments	4,292,630	25,736,535	—
	$1,412,667,540	$48,278,590	—
Other Financial Instruments
Futures Contracts	$31,023	—
Forward Foreign Currency Exchange Contracts	—	$505,271	—
	$31,023	$505,271

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(2,456)	—

18

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,635,118.

Value of Derivative Instruments as of March 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$51,800
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$505,271	Unrealized depreciation on forward foreign currency exchange contracts	2,456
		$505,271		$54,256

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

19

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$2,196,117	Change in net unrealized appreciation (depreciation) on futures contracts	$31,023
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	5,924,905	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	500,958
		$8,121,022		$531,981

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$40,769,519	$26,258,574
Long-term capital gains	$89,240,728	$24,870,676

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,158,922,951
Gross tax appreciation of investments	$323,190,034
Gross tax depreciation of investments	(21,166,855)
Net tax appreciation (depreciation) of investments	302,023,179
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(15,149)
Net tax appreciation (depreciation)	$302,008,030
Undistributed ordinary income	$25,179,253
Accumulated long-term gains	$61,680,783

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
R6 Class
2015	$12.18	0.21	1.14	1.35	(0.20)	(0.95)	(1.15)	$12.38	11.17%	0.49%	1.67%	68%	$60,401
2014(3)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(5)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $28,866,850, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $19,626,078 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $89,240,728, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85534 1505

ANNUAL REPORT	MARCH 31, 2015

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	14.05%	15.13%	10.06%	5/12/06
Russell Midcap Value Index	—	11.70%	15.83%	8.58%	—
R6 Class	ACDSX	14.14%	—	15.68%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Institutional Class — $23,457

Russell Midcap Value Index — $20,789

*	From May 12, 2006, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

NT Mid Cap Value returned 14.05%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell Midcap Value Index, returned 11.70%. The portfolio’s return reflects operating expenses, while the index’s returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates. During the third quarter of 2014, there were increased geopolitical tensions, but U.S. economic news was mostly positive, offsetting concerns.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. A strengthening U.S. dollar was more favorable to small-cap stocks as they generally have less foreign exposure. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

In this environment, the portfolio provided positive absolute results in seven of the 10 sectors in which it was invested. On a relative basis, it outperformed its benchmark index due to security selection. Sector allocations weighed on relative results overall. The portfolio’s allocations to the industrials, consumer staples, and utilities sectors added to results. Its stance in the financials, consumer discretionary, and telecommunication services sectors dampened relative returns.

Industrials Added to Performance

Security selection in the industrials sector contributed the most to relative outperformance. An overweight position relative to the benchmark in the commercial services and supplies industry, especially in security system company ADT, helped results. The company’s stock outperformed after coming off a somewhat depressed valuation as investor fears regarding new competitors waned. The most recent quarterly results showed stabilizing performance metrics, giving investors confidence in management’s plans for improvement. Aerospace and defense company Exelis also contributed after it was acquired by competitor Harris Corp. in a cash and stock deal that was valued at approximately a 35% premium over the company’s share price at the time.

Consumer Staples Contributed

Security selection and an overweight position in the consumer staples sector helped performance. In particular, security selection was strong in the food products industry, where Hillshire Brands was a top contributor. The stock appreciated when the company announced it was being acquired by Tyson Foods; the portfolio eliminated its position.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Health Care Sector Enhanced Results

An overweight position and effective security selection led to contributions from the health care sector. CareFusion’s stock price rose after it accepted a buyout offer from Becton Dickinson and Co. at a nearly 30% premium to where the stock was trading at the time of the offer. The portfolio exited its position in CareFusion after the buyout.

Financials Detracted

Security selection in the financials sector detracted the most from relative performance. A significant underweight to the real estate investment trusts (REITs) industry, along with security selection in the group, weighed on relative returns.

Consumer Discretionary Hampered

An underweight position to the consumer discretionary sector hurt relative results. However, security selection in the sector offset some of the detraction, primarily on contribution from the portfolio’s position in Lowe’s. The home improvement retailer benefited from strong home remodeling demand, better-than-expected margin improvement, and long-term guidance that was higher than anticipated.

Energy Names Weighed on Results

Security selection in the energy sector drove a small relative contribution. However, an overweight position in the struggling sector offset some of the gain, and the sector was the source of several top detractors, including Apache, Southwestern Energy, and Imperial Oil.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2015, the portfolio’s largest overweights are in the industrials, consumer staples, and energy sectors. We slightly reduced the portfolio’s underweight to REITs, initiating positions in some higher-quality names, but we still find valuations in the group generally unattractive amid continued low interest rates.

5

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.1%
Northern Trust Corp.	2.9%
Republic Services, Inc.	2.9%
Imperial Oil Ltd.	2.2%
LifePoint Hospitals, Inc.	1.7%
Sysco Corp.	1.6%
Emerson Electric Co.	1.5%
Oshkosh Corp.	1.4%
ConAgra Foods, Inc.	1.4%
Quest Diagnostics, Inc.	1.3%

Top Five Industries	% of net assets
Banks	7.7%
Insurance	7.2%
Food Products	5.9%
Health Care Providers and Services	5.8%
Semiconductors and Semiconductor Equipment	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.6%
Exchange-Traded Funds	3.1%
Total Equity Exposure	97.7%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.4)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1)10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,085.00	$4.11	0.79%
Institutional Class (before waiver)	$1,000	$1,085.00(2)	$4.16	0.80%
R6 Class (after waiver)	$1,000	$1,084.90	$3.33	0.64%
R6 Class (before waiver)	$1,000	$1,084.90(2)	$3.38	0.65%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,020.99	$3.98	0.79%
Institutional Class (before waiver)	$1,000	$1,020.94	$4.03	0.80%
R6 Class (after waiver)	$1,000	$1,021.74	$3.23	0.64%
R6 Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 94.6%
Aerospace and Defense — 1.7%
Exelis, Inc.	412,246	$10,046,435
Textron, Inc.	71,502	3,169,684
		13,216,119
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	125,737	4,119,144
Thor Industries, Inc.	62,573	3,955,239
		8,074,383
Banks — 7.7%
Bank of Hawaii Corp.	83,947	5,138,396
BB&T Corp.	94,272	3,675,665
BOK Financial Corp.	71,236	4,361,068
Comerica, Inc.	111,016	5,010,152
Commerce Bancshares, Inc.	217,627	9,209,975
Cullen / Frost Bankers, Inc.	60,776	4,198,406
M&T Bank Corp.	72,270	9,178,290
PNC Financial Services Group, Inc. (The)	97,620	9,102,089
SunTrust Banks, Inc.	133,104	5,469,243
Westamerica Bancorp	135,485	5,854,307
		61,197,591
Capital Markets — 5.6%
Franklin Resources, Inc.	91,877	4,715,128
LPL Financial Holdings, Inc.	177,793	7,798,001
Northern Trust Corp.	334,233	23,279,328
State Street Corp.	66,264	4,872,392
T. Rowe Price Group, Inc.	49,422	4,002,194
		44,667,043
Chemicals — 0.8%
Mosaic Co. (The)	137,028	6,311,510
Commercial Services and Supplies — 5.7%
ADT Corp. (The)	191,566	7,953,820
Clean Harbors, Inc.(1)	111,264	6,317,570
Republic Services, Inc.	561,053	22,756,310
Tyco International plc	193,992	8,353,295
		45,380,995
Communications Equipment — 0.6%
Harris Corp.	59,461	4,683,148
Containers and Packaging — 1.3%
Bemis Co., Inc.	132,062	6,115,791
Sonoco Products Co.	85,867	3,903,514
		10,019,305

8

	Shares	Value
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	199,980	$6,909,309
Electric Utilities — 4.8%
Edison International	148,934	9,303,907
Great Plains Energy, Inc.	245,947	6,561,866
OGE Energy Corp.	97,549	3,083,524
Westar Energy, Inc.	254,611	9,868,722
Xcel Energy, Inc.	269,501	9,381,330
		38,199,349
Electrical Equipment — 1.5%
Emerson Electric Co.	207,648	11,757,030
Electronic Equipment, Instruments and Components — 1.7%
Keysight Technologies, Inc.(1)	200,496	7,448,427
TE Connectivity Ltd.	85,431	6,118,568
		13,566,995
Energy Equipment and Services — 1.1%
Cameron International Corp.(1)	134,977	6,090,162
Helmerich & Payne, Inc.	43,644	2,970,847
		9,061,009
Food and Staples Retailing — 1.6%
Sysco Corp.	336,539	12,697,616
Food Products — 5.9%
Campbell Soup Co.	109,437	5,094,292
ConAgra Foods, Inc.	304,023	11,105,960
Danone SA	32,575	2,192,205
General Mills, Inc.	144,836	8,197,718
J.M. Smucker Co. (The)	60,613	7,014,743
Kellogg Co.	78,437	5,172,920
Mondelez International, Inc., Class A	221,619	7,998,230
		46,776,068
Gas Utilities — 2.1%
Atmos Energy Corp.	126,775	7,010,657
Laclede Group, Inc. (The)	189,395	9,700,812
		16,711,469
Health Care Equipment and Supplies — 3.0%
Becton Dickinson and Co.	27,601	3,963,228
Boston Scientific Corp.(1)	287,068	5,095,457
Stryker Corp.	74,212	6,846,057
Zimmer Holdings, Inc.	68,291	8,025,558
		23,930,300
Health Care Providers and Services — 5.8%
Cardinal Health, Inc.	78,613	7,096,396
Cigna Corp.	53,239	6,891,256
Express Scripts Holding Co.(1)	24,861	2,157,189
Humana, Inc.	34,589	6,157,534
LifePoint Hospitals, Inc.(1)	180,703	13,272,635

9

	Shares	Value
Quest Diagnostics, Inc.	138,288	$10,627,433
		46,202,443
Hotels, Restaurants and Leisure — 1.0%
Carnival Corp.	167,274	8,002,388
Household Durables — 1.3%
PulteGroup, Inc.	184,896	4,110,238
Toll Brothers, Inc.(1)	151,891	5,975,392
		10,085,630
Industrial Conglomerates — 1.3%
Koninklijke Philips Electronics NV	359,527	10,212,842
Insurance — 7.2%
ACE Ltd.	63,605	7,091,322
Aflac, Inc.	54,010	3,457,180
Allstate Corp. (The)	30,890	2,198,441
Arthur J Gallagher & Co.	48,636	2,273,733
Brown & Brown, Inc.	155,464	5,147,413
Chubb Corp. (The)	43,104	4,357,814
HCC Insurance Holdings, Inc.	140,524	7,963,495
MetLife, Inc.	66,062	3,339,434
Reinsurance Group of America, Inc.	84,636	7,887,229
Torchmark Corp.	60,565	3,326,230
Travelers Cos., Inc. (The)	37,166	4,018,760
Unum Group	189,882	6,404,720
		57,465,771
IT Services — 0.5%
Fidelity National Information Services, Inc.	62,724	4,268,995
Leisure Products — 0.7%
Mattel, Inc.	261,830	5,982,815
Life Sciences Tools and Services — 0.5%
Bio-Rad Laboratories, Inc., Class A(1)	26,631	3,599,979
Machinery — 1.8%
Oshkosh Corp.	231,953	11,316,987
Pentair plc	53,162	3,343,358
		14,660,345
Media — 1.2%
Markit Ltd.(1)	172,254	4,633,633
Time Warner Cable, Inc.	31,648	4,743,402
		9,377,035
Metals and Mining — 1.1%
Newmont Mining Corp.	124,320	2,698,987
Nucor Corp.	124,191	5,902,798
		8,601,785
Multi-Utilities — 1.3%
Consolidated Edison, Inc.	39,362	2,401,082
NorthWestern Corp.	57,444	3,089,913
PG&E Corp.	85,473	4,536,052
		10,027,047

10

	Shares	Value
Multiline Retail — 0.7%
Target Corp.	65,961	$5,413,419
Oil, Gas and Consumable Fuels — 5.4%
Apache Corp.	65,102	3,927,604
Devon Energy Corp.	136,184	8,213,257
Imperial Oil Ltd.	434,126	17,326,651
Noble Energy, Inc.	113,365	5,543,548
Occidental Petroleum Corp.	94,018	6,863,314
Southwestern Energy Co.(1)	39,336	912,202
		42,786,576
Pharmaceuticals — 0.4%
Hospira, Inc.(1)	40,654	3,571,047
Real Estate Investment Trusts (REITs) — 4.8%
Annaly Capital Management, Inc.	138,631	1,441,762
Boston Properties, Inc.	33,745	4,740,498
Corrections Corp. of America	238,209	9,590,294
Empire State Realty Trust, Inc.	188,681	3,549,090
Host Hotels & Resorts, Inc.	193,300	3,900,794
Piedmont Office Realty Trust, Inc., Class A	433,453	8,066,560
Weyerhaeuser Co.	207,246	6,870,205
		38,159,203
Road and Rail — 1.2%
Heartland Express, Inc.	189,498	4,502,473
Werner Enterprises, Inc.	167,342	5,256,212
		9,758,685
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	310,654	7,008,354
Broadcom Corp., Class A	189,656	8,211,157
Lam Research Corp.	118,096	8,294,473
Maxim Integrated Products, Inc.	117,572	4,092,681
Microchip Technology, Inc.	153,929	7,527,128
Micron Technology, Inc.(1)	79,061	2,144,925
Teradyne, Inc.	450,933	8,500,087
		45,778,805
Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(1)	64,450	4,948,149
CST Brands, Inc.	61,036	2,675,208
Lowe's Cos., Inc.	72,482	5,391,936
		13,015,293
Technology Hardware, Storage and Peripherals — 2.0%
SanDisk Corp.	99,403	6,324,019
Western Digital Corp.	108,355	9,861,388
		16,185,407
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	35,610	4,682,715

11

	Shares	Value
Thrifts and Mortgage Finance — 0.6%
Capitol Federal Financial, Inc.	104,364	$1,304,550
People's United Financial, Inc.	249,179	3,787,521
		5,092,071
Trading Companies and Distributors — 0.3%
Beacon Roofing Supply, Inc.(1)	68,410	2,141,233
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	117,106	3,920,330
TOTAL COMMON STOCKS (Cost $641,018,103)		752,151,098
EXCHANGE-TRADED FUNDS — 3.1%
iShares Russell Midcap Value Index Fund (Cost $22,432,095)	328,120	24,694,311
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $3,816,546), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $3,736,562)		3,736,554
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 05/15/40, valued at $15,251,266), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $14,949,004)		14,949,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,116,606	3,116,606
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,802,160)		21,802,160
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $685,252,358)		798,647,569
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,287,145)
TOTAL NET ASSETS — 100.0%		$795,360,424

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,471,616	CAD	23,053,685	JPMorgan Chase Bank N.A.	4/30/15	$276,164
USD	10,657,779	EUR	9,799,536	UBS AG	4/30/15	116,964
USD	2,344,883	JPY	279,174,773	Credit Suisse AG	4/30/15	16,270
USD	80,389	JPY	9,635,761	Credit Suisse AG	4/30/15	17
USD	93,161	JPY	11,169,583	Credit Suisse AG	4/30/15	(5)
						$409,410

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $685,252,358)	$798,647,569
Foreign currency holdings, at value (cost of $24,464)	23,233
Receivable for investments sold	5,367,188
Receivable for capital shares sold	256,784
Unrealized appreciation on forward foreign currency exchange contracts	409,415
Dividends and interest receivable	1,556,322
806,260,511

Liabilities
Payable for investments purchased	9,590,499
Payable for capital shares redeemed	805,586
Unrealized depreciation on forward foreign currency exchange contracts	5
Accrued management fees	503,997
10,900,087

Net Assets	$795,360,424

Net Assets Consist of:
Capital (par value and paid-in surplus)	$658,786,111
Undistributed net investment income	1,498,425
Undistributed net realized gain	21,272,673
Net unrealized appreciation	113,803,215
$795,360,424

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$762,209,298	59,466,940	$12.82
R6 Class, $0.01 Par Value	$33,151,126	2,587,077	$12.81

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $97,532)	$14,356,836
Interest	3,745
14,360,581

Expenses:
Management fees	5,273,668
Directors' fees and expenses	22,745
5,296,413
Fees waived	(34,294)
5,262,119

Net investment income (loss)	9,098,462

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	67,395,479
Foreign currency transactions	3,979,635
71,375,114

Change in net unrealized appreciation (depreciation) on:
Investments	5,765,318
Translation of assets and liabilities in foreign currencies	588,646
6,353,964

Net realized and unrealized gain (loss)	77,729,078

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,827,540

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$9,098,462	$7,838,183
Net realized gain (loss)	71,375,114	54,389,557
Change in net unrealized appreciation (depreciation)	6,353,964	36,083,408
Net increase (decrease) in net assets resulting from operations	86,827,540	98,311,148

Distributions to Shareholders
From net investment income:
Institutional Class	(8,223,940)	(7,498,492)
R6 Class	(248,270)	(35,203)
From net realized gains:
Institutional Class	(64,721,591)	(39,749,512)
R6 Class	(1,950,906)	(339,798)
Decrease in net assets from distributions	(75,144,707)	(47,623,005)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	179,477,410	130,035,223

Net increase (decrease) in net assets	191,160,243	180,723,366

Net Assets
Beginning of period	604,200,181	423,476,815
End of period	$795,360,424	$604,200,181

Undistributed net investment income	$1,498,425	$1,077,566

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

16

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2015 was $33,144 for the Institutional Class and $1,150 for the R6 Class. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the year ended March 31, 2015.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $559,871,304 and $438,583,780, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	200,000,000		150,000,000
Sold	9,880,789	$126,528,252	7,247,174	$87,969,606
Issued in reinvestment of distributions	5,774,389	72,945,531	3,938,799	47,248,004
Redeemed	(3,456,473)	(45,260,550)	(1,026,905)	(12,599,377)
	12,198,705	154,213,233	10,159,068	122,618,233
R6 Class/Shares Authorized	20,000,000		50,000,000
Sold	1,984,889	25,266,784	645,784	8,015,039
Issued in reinvestment of distributions	174,175	2,199,176	31,226	375,001
Redeemed	(169,794)	(2,201,783)	(79,203)	(973,050)
	1,989,270	25,264,177	597,807	7,416,990
Net increase (decrease)	14,187,975	$179,477,410	10,756,875	$130,035,223

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$718,499,070	$33,652,028	—
Exchange-Traded Funds	24,694,311	—	—
Temporary Cash Investments	3,116,606	18,685,554	—
	$746,309,987	$52,337,582	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$409,415	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(5)	—

19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,364,573.

The value of foreign currency risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $409,415 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $5 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,991,602 in net realized gain (loss) on foreign currency transactions and $590,037 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$35,169,522	$22,785,750
Long-term capital gains	$39,975,185	$24,837,255

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$691,839,664
Gross tax appreciation of investments	$116,735,062
Gross tax depreciation of investments	(9,927,157)
Net tax appreciation (depreciation) of investments	106,807,905
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,406)
Net tax appreciation (depreciation)	$106,806,499
Undistributed ordinary income	$6,741,012
Accumulated long-term gains	$23,026,802

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
R6 Class
2015	$12.62	0.20	1.55	1.75	(0.19)	(1.37)	(1.56)	$12.81	14.14%	0.65%	1.52%	67%	$33,151
2014(3)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	1.70%(4)	69%(5)	$7,546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $11,947,349, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,697,312 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $39,975,185, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85535 1505

ANNUAL REPORT	MARCH 31, 2015

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	6.18%	12.36%	9.26%	11.96%	7/31/98
Russell 2000 Value Index	—	4.43%	12.53%	7.53%	9.00%	—
Institutional Class	ACVIX	6.35%	12.58%	9.47%	12.61%	10/26/98
A Class(1)	ACSCX					12/31/99
No sales charge*		5.96%	12.06%	8.98%	12.69%
With sales charge*		-0.15%	10.73%	8.35%	12.25%
C Class	ASVNX	5.14%	11.23%	—	12.19%	3/1/10
R Class	ASVRX	5.65%	11.79%	—	12.78%	3/1/10
R6 Class	ASVDX	6.62%	—	—	11.41%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $24,248

Russell 2000 Value Index — $20,676

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.30%	1.10%	1.55%	2.30%	1.80%	0.95%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

In December 2014, portfolio manager Ben Giele retired, and Miles Lewis, senior investment analyst from the team, was promoted to portfolio manager.

Performance Summary

Small Cap Value returned 6.18%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell 2000 Value Index, returned 4.43%. The portfolio’s returns reflect operating expenses while the index’s returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

In this environment, Small Cap Value provided positive absolute results in eight of the nine sectors in which it was invested. It outperformed on a relative basis because of security selection. Investments in the energy, materials, and industrials sectors enhanced relative results. The portfolio was hurt by its investments in the financials, information technology, and utilities sectors. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 11.96%, outpacing the returns of the Russell 2000 Value Index for the same period.

Energy Aided Performance

Security selection in the energy sector contributed the most to relative returns. An underweight position relative to the benchmark in the sector, which struggled as oil prices plunged during the second half of 2014, was also helpful.

Materials Names Added Value

The portfolio was helped by security selection among materials names, where Berry Plastics was a top contributor. The resin the company uses in many of its products, a petroleum product, dropped in cost along with plummeting oil prices, and the savings impact was better than expected. Additionally, the company had successful testing of a new cup material with restaurant chains including Dunkin’ Donuts and Subway. The portfolio’s investment in Graphic Packaging was helpful to relative performance.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Boosted Results

In the industrials sector, security selection in the commercial services and supplies industry led relative performance. Multi-Color Corp. was a top contributor resulting from volume and pricing growth, as well as potential merger and acquisition activity. The label company also upwardly revised its earnings per share target.

Financials Slowed Performance

An underweight position in the financials sector weighed on results. Security selection in the sector also hampered relative performance, particularly among bank stocks. We have increased our weight in banks on the expectation of an eventual rise in interest rates, strong fundamentals, and attractive valuations.

Consumer Discretionary Sector Hampered Results

In the consumer discretionary sector, the portfolio’s security selection among media companies detracted from relative results. Cumulus Media declined as core advertising trends have weakened across the industry. The company’s integration of its acquisition, Westwood One, has been slower and more expensive than hoped as it works to unlock the considerable value in Westwood One’s content. Cumulus Media is also in the process of building a new nationwide country music brand platform, NASH, which lost money in 2014, but will likely break even in 2015 and is poised to profit in 2016. As a result, the company is currently highly leveraged, but is using profits and selling non-core properties to reduce debt. As that continues, we anticipate value will shift from debt holders to equity holders.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time. As of March 31, 2015, the portfolio maintained a slight underweight position in the energy sector, where we prefer refiners, which offer more attractive valuations; we believe that the higher-quality companies can help offset some of the balance sheet risks.

In the financials sector, we have been adding to some banking industry positions in anticipation of an eventual rise in interest rates and improved earning power. New positions are focused on high-quality names taking market share. The portfolio’s most significant overweight position was in the materials sector where we found compelling risk/rewards in idiosyncratic names. The portfolio’s holdings in the sector are concentrated in the containers and packaging, chemicals, and metals and mining industries. The portfolio was also overweight relative to the benchmark in the information technology and consumer discretionary sectors.

6

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
BankUnited, Inc.	2.1%
Berry Plastics Group, Inc.	1.9%
Mentor Graphics Corp.	1.6%
EVERTEC, Inc.	1.6%
Entravision Communications Corp., Class A	1.5%
Bank of the Ozarks, Inc.	1.5%
Multi-Color Corp.	1.5%
Home Bancshares, Inc.	1.4%
Texas Capital Bancshares, Inc.	1.2%
Endurance Specialty Holdings Ltd.	1.2%

Top Five Industries	% of net assets
Banks	16.2%
Real Estate Investment Trusts (REITs)	12.7%
Insurance	5.4%
Media	3.8%
Machinery	3.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Convertible Preferred Stocks	0.4%
Total Equity Exposure	99.2%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,133.30	$6.65	1.25%
Institutional Class	$1,000	$1,134.30	$5.59	1.05%
A Class	$1,000	$1,132.20	$7.97	1.50%
C Class	$1,000	$1,128.10	$11.94	2.25%
R Class	$1,000	$1,131.30	$9.30	1.75%
R6 Class	$1,000	$1,136.00	$4.79	0.90%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.29	1.25%
Institutional Class	$1,000	$1,019.70	$5.29	1.05%
A Class	$1,000	$1,017.45	$7.54	1.50%
C Class	$1,000	$1,013.71	$11.30	2.25%
R Class	$1,000	$1,016.21	$8.80	1.75%
R6 Class	$1,000	$1,020.44	$4.53	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 0.7%
AAR Corp.	140,000	$4,298,000
American Science & Engineering, Inc.	190,000	9,283,400
		13,581,400
Auto Components — 1.8%
Cooper Tire & Rubber Co.	85,000	3,641,400
Dana Holding Corp.	350,000	7,406,000
Stoneridge, Inc.(1)	415,000	4,685,350
Superior Industries International, Inc.	235,000	4,448,550
Tower International, Inc.(1)	460,000	12,236,000
		32,417,300
Banks — 16.2%
Bank of the Ozarks, Inc.	750,000	27,697,500
BankUnited, Inc.	1,200,000	39,288,000
Capital Bank Financial Corp., Class A(1)	547,092	15,105,210
Cullen / Frost Bankers, Inc.	205,000	14,161,400
Eagle Bancorp, Inc.(1)	405,000	15,552,000
FCB Financial Holdings, Inc., Class A(1)	585,000	16,011,450
First Financial Bankshares, Inc.	515,000	14,234,600
First Horizon National Corp.	615,000	8,788,350
First NBC Bank Holding Co.(1)	300,000	9,894,000
FirstMerit Corp.	670,000	12,770,200
Home Bancshares, Inc.	745,000	25,248,050
OFG Bancorp	885,000	14,443,200
Popular, Inc.(1)	205,000	7,049,950
PrivateBancorp, Inc.	200,000	7,034,000
ServisFirst Bancshares, Inc.	395,000	13,031,050
Southside Bancshares, Inc.	595,000	17,070,550
Texas Capital Bancshares, Inc.(1)	460,000	22,379,000
Valley National Bancorp	1,970,000	18,596,800
		298,355,310
Building Products — 1.0%
Continental Building Products, Inc.(1)	550,000	12,424,500
NCI Building Systems, Inc.(1)	325,000	5,616,000
		18,040,500
Capital Markets — 0.6%
Ares Management LP	635,000	11,772,900
Chemicals — 3.3%
Chemtura Corp.(1)	570,000	15,555,300
Innophos Holdings, Inc.	275,000	15,499,000
LSB Industries, Inc.(1)	305,000	12,605,650
Tronox Ltd., Class A	885,000	17,992,050
		61,652,000

10

	Shares	Value
Commercial Services and Supplies — 3.3%
Brink's Co. (The)	775,000	$21,413,250
Clean Harbors, Inc.(1)	210,000	11,923,800
Multi-Color Corp.	395,000	27,385,350
		60,722,400
Communications Equipment — 2.4%
Aruba Networks, Inc.(1)	340,000	8,326,600
CommScope Holding Co., Inc.(1)	275,000	7,848,500
Polycom, Inc.(1)	890,000	11,926,000
Riverbed Technology, Inc.(1)	755,000	15,787,050
		43,888,150
Construction and Engineering — 0.8%
Great Lakes Dredge & Dock Corp.(1)	1,380,000	8,293,800
Northwest Pipe Co.(1)	275,000	6,311,250
		14,605,050
Containers and Packaging — 2.8%
Berry Plastics Group, Inc.(1)	950,000	34,380,500
Graphic Packaging Holding Co.	1,195,000	17,375,300
		51,755,800
Diversified Consumer Services — 1.3%
Sotheby's	245,062	10,356,320
Steiner Leisure, Ltd.(1)	288,439	13,672,009
		24,028,329
Diversified Financial Services — 0.9%
Compass Diversified Holdings	675,000	11,542,500
PHH Corp.(1)	195,000	4,713,150
		16,255,650
Electric Utilities — 1.5%
ALLETE, Inc.	250,040	13,192,110
El Paso Electric Co.	185,000	7,148,400
Great Plains Energy, Inc.	195,000	5,202,600
Portland General Electric Co.	75,000	2,781,750
		28,324,860
Electrical Equipment — 0.2%
GrafTech International Ltd.(1)	915,000	3,559,350
Electronic Equipment, Instruments and Components — 1.1%
Ingram Micro, Inc., Class A(1)	775,000	19,468,000
Energy Equipment and Services — 0.4%
Forum Energy Technologies, Inc.(1)	150,000	2,940,000
Matrix Service Co.(1)	245,000	4,302,200
		7,242,200
Food and Staples Retailing — 0.3%
Village Super Market, Inc., Class A	125,000	3,930,000
Weis Markets, Inc.	35,000	1,741,600
		5,671,600
Food Products — 0.4%
Snyders-Lance, Inc.	110,000	3,515,600

11

	Shares	Value
TreeHouse Foods, Inc.(1)	38,962	$3,312,549
		6,828,149
Gas Utilities — 1.4%
Laclede Group, Inc. (The)	355,000	18,183,100
South Jersey Industries, Inc.	130,000	7,056,400
		25,239,500
Health Care Equipment and Supplies — 2.2%
Haemonetics Corp.(1)	450,000	20,214,000
Hill-Rom Holdings, Inc.	75,000	3,675,000
Orthofix International NV(1)	115,000	4,127,350
Utah Medical Products, Inc.(2)	216,035	12,931,855
		40,948,205
Health Care Providers and Services — 2.4%
AMN Healthcare Services, Inc.(1)	630,000	14,534,100
Hanger, Inc.(1)	400,000	9,076,000
HealthSouth Corp.	90,000	3,992,400
Magellan Health, Inc.(1)	55,000	3,895,100
National Healthcare Corp.	65,000	4,141,150
Owens & Minor, Inc.	110,000	3,722,400
WellCare Health Plans, Inc.(1)	60,000	5,487,600
		44,848,750
Health Care Technology — 0.8%
MedAssets, Inc.(1)	775,000	14,585,500
Hotels, Restaurants and Leisure — 2.4%
ClubCorp Holdings, Inc.	775,000	15,004,000
Dave & Buster's Entertainment, Inc.(1)	298,975	9,106,779
Papa Murphy's Holdings, Inc.(1)	155,000	2,811,700
Peak Resorts, Inc.	395,000	2,433,200
Red Robin Gourmet Burgers, Inc.(1)	160,000	13,920,000
		43,275,679
Household Durables — 1.5%
Cavco Industries, Inc.(1)	180,000	13,510,800
Century Communities, Inc.(1)	380,000	7,345,400
Libbey, Inc.	186,247	7,433,118
		28,289,318
Insurance — 5.4%
Argo Group International Holdings Ltd.	210,000	10,531,500
Atlas Financial Holdings, Inc.(1)	546,722	9,660,578
Baldwin & Lyons, Inc., Class B	218,929	5,136,074
CNO Financial Group, Inc.	405,000	6,974,100
Endurance Specialty Holdings Ltd.	355,000	21,704,700
Hanover Insurance Group, Inc. (The)	84,961	6,166,470
HCC Insurance Holdings, Inc.	95,000	5,383,650
Infinity Property & Casualty Corp.	105,000	8,615,250
James River Group Holdings Ltd.	544,985	12,823,497
Validus Holdings Ltd.	305,000	12,840,500
		99,836,319

12

	Shares	Value
Internet and Catalog Retail — 0.4%
Shutterfly, Inc.(1)	160,000	$7,238,400
Internet Software and Services — 0.4%
Everyday Health, Inc.(1)	602,619	7,749,680
IT Services — 2.4%
EVERTEC, Inc.	1,315,000	28,745,900
VeriFone Systems, Inc.(1)	440,000	15,351,600
		44,097,500
Leisure Products — 0.5%
Malibu Boats, Inc.(1)	365,000	8,522,750
Machinery — 3.7%
Albany International Corp., Class A	465,000	18,483,750
Altra Industrial Motion Corp.	345,000	9,535,800
Dynamic Materials Corp.	485,000	6,193,450
EnPro Industries, Inc.	215,000	14,179,250
Global Brass & Copper Holdings, Inc.	993,569	15,350,641
Graham Corp.	170,000	4,074,900
		67,817,791
Media — 3.8%
Cumulus Media, Inc., Class A(1)	3,585,000	8,854,950
Entercom Communications Corp., Class A(1)	959,296	11,655,446
Entravision Communications Corp., Class A(2)	4,510,000	28,548,300
Journal Communications, Inc., Class A(1)	230,000	3,408,600
Nexstar Broadcasting Group, Inc., Class A	255,000	14,591,100
Townsquare Media, Inc.(1)	215,000	2,762,750
		69,821,146
Metals and Mining — 2.5%
Compass Minerals International, Inc.	205,000	19,108,050
Haynes International, Inc.	275,000	12,267,750
Horsehead Holding Corp.(1)	1,175,000	14,875,500
		46,251,300
Multi-Utilities — 0.6%
NorthWestern Corp.	220,000	11,833,800
Oil, Gas and Consumable Fuels — 3.1%
Aegean Marine Petroleum Network, Inc.	615,000	8,837,550
Antero Midstream Partners LP	40,000	967,600
Ardmore Shipping Corp.	930,000	9,365,100
Delek US Holdings, Inc.	25,000	993,750
Euronav NV(1)	485,000	5,849,100
Nordic American Tanker Shipping Ltd.	355,000	4,228,050
Northern Tier Energy LP	400,021	10,136,532
PDC Energy, Inc.(1)	35,000	1,891,400
Scorpio Tankers, Inc.	1,325,000	12,481,500
Western Refining, Inc.	60,000	2,963,400
		57,713,982

13

	Shares	Value
Paper and Forest Products — 0.5%
KapStone Paper and Packaging Corp.	300,000	$9,852,000
Pharmaceuticals — 0.1%
Catalent, Inc.(1)	55,000	1,713,250
Professional Services — 2.0%
CDI Corp.	595,000	8,359,750
Kforce, Inc.	590,030	13,163,569
On Assignment, Inc.(1)	395,000	15,156,150
		36,679,469
Real Estate Investment Trusts (REITs) — 12.7%
Apollo Commercial Real Estate Finance, Inc.	480,000	8,246,400
Armada Hoffler Properties, Inc.	825,000	8,794,500
Associated Estates Realty Corp.	190,000	4,689,200
Blackstone Mortgage Trust, Inc., Class A	171,543	4,866,675
Campus Crest Communities, Inc.	1,450,000	10,382,000
Capstead Mortgage Corp.	325,000	3,825,250
CBL & Associates Properties, Inc.	205,000	4,059,000
Chatham Lodging Trust	347,988	10,234,327
DiamondRock Hospitality Co.	255,000	3,603,150
Easterly Government Properties, Inc.(1)	355,000	5,697,750
EPR Properties	75,000	4,502,250
Excel Trust, Inc.	588,148	8,245,835
First Industrial Realty Trust, Inc.	160,000	3,428,800
Hatteras Financial Corp.	411,704	7,476,545
Healthcare Realty Trust, Inc.	95,000	2,639,100
Hersha Hospitality Trust	415,000	2,685,050
Highwoods Properties, Inc.	65,000	2,975,700
Kite Realty Group Trust	330,000	9,296,100
LaSalle Hotel Properties	145,000	5,634,700
Lexington Realty Trust	955,000	9,387,650
Mack-Cali Realty Corp.	235,000	4,530,800
Medical Properties Trust, Inc.	612,654	9,030,520
MFA Financial, Inc.	795,000	6,248,700
New Residential Investment Corp.	295,000	4,433,850
Outfront Media, Inc.	305,000	9,125,600
Pennsylvania Real Estate Investment Trust	250,000	5,807,500
PennyMac Mortgage Investment Trust	390,000	8,303,100
Rexford Industrial Realty, Inc.	235,000	3,715,350
RLJ Lodging Trust	110,000	3,444,100
Rouse Properties, Inc.	545,000	10,333,200
Sabra Health Care REIT, Inc.	157,004	5,204,683
Summit Hotel Properties, Inc.	744,987	10,481,967
Sunstone Hotel Investors, Inc.	275,000	4,584,250
Two Harbors Investment Corp.	1,053,765	11,190,984
Urstadt Biddle Properties, Inc., Class A	450,000	10,377,000
Washington Real Estate Investment Trust	265,000	7,321,950
		234,803,536
Road and Rail — 0.7%
Celadon Group, Inc.	205,000	5,580,100
Marten Transport Ltd.	310,000	7,192,000
		12,772,100
14

	Shares	Value
Semiconductors and Semiconductor Equipment — 3.3%
Exar Corp.(1)	1,391,330	$13,982,867
Fairchild Semiconductor International, Inc.(1)	850,000	15,453,000
Kulicke & Soffa Industries, Inc.(1)	1,060,000	16,567,800
Nanometrics, Inc.(1)	410,000	6,896,200
Semtech Corp.(1)	300,000	7,993,500
		60,893,367
Software — 2.7%
AVG Technologies NV(1)	171,543	3,713,906
BroadSoft, Inc.(1)	475,000	15,893,500
Mentor Graphics Corp.	1,245,000	29,917,350
		49,524,756
Specialty Retail — 1.6%
Destination Maternity Corp.	376,560	5,670,994
MarineMax, Inc.(1)	152,010	4,029,785
Office Depot, Inc.(1)	350,000	3,220,000
Penske Automotive Group, Inc.	305,000	15,704,450
		28,625,229
Technology Hardware, Storage and Peripherals — 0.8%
Silicon Graphics International Corp.(1)	1,585,000	13,773,650
Textiles, Apparel and Luxury Goods — 1.2%
Culp, Inc.	510,000	13,642,500
Movado Group, Inc.	310,000	8,841,200
		22,483,700
Thrifts and Mortgage Finance — 0.2%
Radian Group, Inc.	205,000	3,441,950
Trading Companies and Distributors — 0.3%
Kaman Corp.	112,729	4,783,091
Water Utilities — 0.2%
Artesian Resources Corp., Class A	195,900	4,190,301
TOTAL COMMON STOCKS (Cost $1,546,090,624)		1,819,774,967
CONVERTIBLE PREFERRED STOCKS — 0.4%
Household Durables — 0.4%
Beazer Homes USA, Inc., 7.50%, 7/15/15 (Cost $6,423,381)	245,062	6,655,884
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $2,616,710), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $2,561,871)		2,561,865
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $10,460,331), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $10,249,003)		10,249,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,111,572	2,111,572
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,922,437)		14,922,437
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,567,436,442)		1,841,353,288
OTHER ASSETS AND LIABILITIES†		691,946
TOTAL NET ASSETS — 100.0%		$1,842,045,234

15

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	111,611	USD	119,901	UBS AG	4/30/15	$152
USD	5,026,904	EUR	4,622,100	UBS AG	4/30/15	55,168
USD	131,218	EUR	121,319	UBS AG	4/30/15	723
						$56,043

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities - unaffiliated, at value (cost of $1,547,912,232)	$1,799,873,133
Investment securities - affiliated, at value (cost of $19,524,210)	41,480,155
Total investment securities, at value (cost of $1,567,436,442)	1,841,353,288
Receivable for investments sold	11,499,291
Receivable for capital shares sold	2,189,170
Unrealized appreciation on forward foreign currency exchange contracts	56,043
Dividends and interest receivable	3,497,206
1,858,594,998

Liabilities
Payable for investments purchased	10,116,921
Payable for capital shares redeemed	4,504,975
Accrued management fees	1,845,150
Distribution and service fees payable	82,718
16,549,764

Net Assets	$1,842,045,234

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,519,318,434
Undistributed net investment income	1,910,592
Undistributed net realized gain	46,843,319
Net unrealized appreciation	273,972,889
$1,842,045,234

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$815,048,203	88,969,692	$9.16
Institutional Class, $0.01 Par Value	$599,931,624	65,033,649	$9.22
A Class, $0.01 Par Value	$384,890,804	42,325,070	$9.09*
C Class, $0.01 Par Value	$137,961	15,442	$8.93
R Class, $0.01 Par Value	$2,138,292	235,246	$9.09
R6 Class, $0.01 Par Value	$39,898,350	4,322,896	$9.23
*Maximum offering price $9.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (including $1,413,248 from affiliates and net of foreign taxes withheld of $30,950)	$38,188,744
Interest	6,886
38,195,630

Expenses:
Management fees	23,237,747
Distribution and service fees:
A Class	1,005,107
C Class	1,255
R Class	19,987
Directors' fees and expenses	70,132
Other expenses	916
24,335,144

Net investment income (loss)	13,860,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $8,643,875 from affiliates) (Note 4)	185,921,422
Foreign currency transactions	237,200
186,158,622

Change in net unrealized appreciation (depreciation) on:
Investments	(93,595,615)
Translation of assets and liabilities in foreign currencies	56,043
(93,539,572)

Net realized and unrealized gain (loss)	92,619,050

Net Increase (Decrease) in Net Assets Resulting from Operations	$106,479,536

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$13,860,486	$13,845,710
Net realized gain (loss)	186,158,622	394,856,292
Change in net unrealized appreciation (depreciation)	(93,539,572)	44,626,271
Net increase (decrease) in net assets resulting from operations	106,479,536	453,328,273

Distributions to Shareholders
From net investment income:
Investor Class	(4,893,634)	(7,745,885)
Institutional Class	(5,170,957)	(8,111,524)
A Class	(1,318,762)	(2,702,518)
C Class	(127)	(191)
R Class	(11,688)	(16,987)
R6 Class	(201,251)	(3,596)
From net realized gains:
Investor Class	(102,787,586)	(135,335,145)
Institutional Class	(78,648,675)	(127,831,380)
A Class	(48,736,094)	(62,409,071)
C Class	(16,573)	(13,353)
R Class	(571,308)	(622,647)
R6 Class	(2,772,634)	(172,517)
Decrease in net assets from distributions	(245,129,289)	(344,964,814)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(294,024,279)	145,484,489

Net increase (decrease) in net assets	(432,674,032)	253,847,948

Net Assets
Beginning of period	2,274,719,266	2,020,871,318
End of period	$1,842,045,234	$2,274,719,266

Undistributed (distributions in excess of) net investment income	$1,910,592	$(542,540)

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

20

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 1.24% for the Investor Class, A Class, C Class, and R Class, 1.04% for the Institutional Class and 0.89% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

22

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $1,549,357,255 and $2,067,637,610, respectively.

For the year ended March 31, 2015, the fund incurred net realized gains of $5,313,645 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	420,000,000		420,000,000
Sold	10,166,681	$94,504,849	13,566,550	$132,667,306
Issued in reinvestment of distributions	11,634,702	101,989,905	14,255,163	134,652,107
Redeemed	(28,834,424)	(271,097,031)	(26,442,350)	(259,108,799)
	(7,033,041)	(74,602,277)	1,379,363	8,210,614
Institutional Class/Shares Authorized	320,000,000		300,000,000
Sold	11,809,491	112,378,784	23,381,664	231,675,597
Issued in reinvestment of distributions	8,454,194	74,708,737	13,252,482	125,996,045
Redeemed	(43,210,829)	(411,464,385)	(24,646,355)	(245,750,266)
	(22,947,144)	(224,376,864)	11,987,791	111,921,376
A Class/Shares Authorized	200,000,000		200,000,000
Sold	3,755,908	35,301,113	4,681,855	45,188,046
Issued in reinvestment of distributions	5,706,790	49,554,605	6,867,659	64,433,207
Redeemed	(11,346,318)	(105,816,806)	(10,039,788)	(98,404,207)
	(1,883,620)	(20,961,088)	1,509,726	11,217,046
C Class/Shares Authorized	5,000,000		5,000,000
Sold	3,379	31,140	6,647	65,974
Issued in reinvestment of distributions	1,958	16,700	1,457	13,544
Redeemed	(1,614)	(14,498)	(4,934)	(48,607)
	3,723	33,342	3,170	30,911
R Class/Shares Authorized	5,000,000		5,000,000
Sold	113,438	1,061,446	111,168	1,100,954
Issued in reinvestment of distributions	67,147	582,996	68,139	639,634
Redeemed	(405,081)	(3,645,988)	(92,892)	(902,668)
	(224,496)	(2,001,546)	86,415	837,920
R6 Class/Shares Authorized	20,000,000		50,000,000
Sold	3,063,302	28,932,187	1,377,967	13,535,144
Issued in reinvestment of distributions	336,422	2,973,885	18,530	176,113
Redeemed	(427,470)	(4,021,918)	(45,855)	(444,635)
	2,972,254	27,884,154	1,350,642	13,266,622
Net increase (decrease)	(29,112,324)	$(294,024,279)	16,317,107	$145,484,489

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

23

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Culp, Inc.(1)	$11,449,200	$1,345,793	$2,521,665	$780,872	$378,400	(1)
Entravision Communications Corp., Class A	26,565,500	11,427,880	9,248,571	1,149,096	493,252	$28,548,300
Global Brass & Copper Holdings, Inc.(1)	19,475,950	5,791,135	10,502,027	(1,372,364)	200,546	(1)
Multi-Color Corp.(1)	31,475,010	5,329,009	21,501,372	7,535,585	125,500	(1)
Townsquare Media, Inc.(1)(2)	—	6,843,995	4,539,010	399,692	—	(1)
Utah Medical Products, Inc.	9,541,950	3,437,132	749,219	150,994	215,550	12,931,855
	$98,507,610	$34,174,944	$49,061,864	$8,643,875	$1,413,248	$41,480,155

(1)	Company was not an affiliate at March 31, 2015.

(2)	Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,819,774,967	—	—
Convertible Preferred Stocks	—	$6,655,884	—
Temporary Cash Investments	2,111,572	12,810,865	—
	$1,821,886,539	$19,466,749	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$56,043	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,109,037.

The value of foreign currency risk derivative instruments as of March 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $56,043 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $237,200 in net realized gain (loss) on foreign currency transactions and $56,043 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$98,851,090	$152,989,825
Long-term capital gains	$146,278,199	$191,974,989

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $17,912,628, undistributed net investment income $189,065, and undistributed net realized gain $(18,101,693).

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,587,237,317
Gross tax appreciation of investments	$296,032,820
Gross tax depreciation of investments	(41,916,849)
Net tax appreciation (depreciation) of investments	$254,115,971
Undistributed ordinary income	$16,938,805
Accumulated long-term gains	$51,672,024

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
Institutional Class
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
A Class
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974

26

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
R Class
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
R6 Class
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(3)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(4)	1.06%(4)	111%(5)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

28

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $22,471,021, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $89,528,418 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $156,296,136, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

The fund utilized earnings and profits of $13,328,671 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85515 1505

ANNUAL REPORT	MARCH 31, 2015

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed after a roughly 50% plunge in oil prices and muted demand for commodities in general. In this environment, the U.S. dollar, longer-maturity U.S. Treasuries, and U.S. stocks (particularly growth stocks, more so than value) generally benefited from “flight to quality” capital flows, reinforced by geopolitical turmoil (including Russia/Ukraine, the Middle East, and Greece).

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 22.81%, 12.73%, and 5.72%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -0.92%, 0.44%, and -10.08%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect global divergence to continue, accompanied by market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. But we believe lingering constraining forces will likely keep inflation and interest rates relatively low for the next six months. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	8.91%	12.85%	7.19%	10.06%	9/1/93
Russell 1000 Value Index	—	9.33%	13.75%	7.21%	9.56%	—
S&P 500 Index	—	12.73%	14.46%	8.01%	9.28%	—
Institutional Class	AVLIX	9.10%	13.05%	7.40%	7.96%	7/31/97
A Class(1)	TWADX					10/2/96
No sales charge*		8.64%	12.55%	6.92%	8.62%
With sales charge*		2.34%	11.22%	6.28%	8.27%
B Class	ACBVX					1/31/03
No sales charge*		7.83%	11.75%	6.13%	8.45%
With sales charge*		3.83%	11.62%	6.13%	8.45%
C Class	ACLCX	7.77%	11.75%	6.13%	6.27%	6/4/01
R Class	AVURX	8.37%	12.30%	—	6.45%	7/29/05
R6 Class	AVUDX	9.27%	—	—	11.82%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2015
Investor Class — $20,037

Russell 1000 Value Index — $20,065

S&P 500 Index — $21,610

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.98%	0.78%	1.23%	1.98%	1.98%	1.48%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Dan Gruemmer

In February 2015, Dan Gruemmer was promoted from Senior Investment Analyst on the team to Portfolio Manager.

Performance Summary

Value returned 8.91%* for the 12 months ended March 31, 2015. By comparison, its benchmark, the Russell 1000 Value Index, returned 9.33%. The broader market, as measured by the S&P 500 Index, returned 12.73%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains over the 12-month period and economic growth in the U.S. continued at a moderate pace. Despite the onset of Federal Reserve (Fed) tapering, monetary policy remained stimulative through much of the period, and inflation remained below the Fed’s target for raising rates. In March 2015, the Fed issued a statement removing “patient” from its language, but also stressed it will not be impatient with regard to the timing of raising rates.

Through the second half of 2014, oil prices dropped dramatically, hurting energy stocks but leaving consumers with more discretionary income. Oil prices stabilized during the first quarter of 2015, but at a lower point, and overall the energy sector continued to perform poorly. Growth stocks outpaced value stocks across the capitalization spectrum. Among value stocks, mid-caps outperformed their large- and small-cap peers.

Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested. On a relative basis, it underperformed its benchmark. The portfolio’s stance in the energy, materials, and financials sectors detracted from relative results. Investments in the industrials, information technology, and utilities sectors contributed positively.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 10.06%, topping the returns for that period for the Russell 1000 Value Index and the S&P 500.

Security Selection, Overweight in Energy Detracted

Security selection and an overweight position relative to the benchmark in the struggling energy sector weighed on relative performance. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations, and OPEC’s unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price. Several energy holdings were among the portfolio’s top detractors. The portfolio’s positions in Total SA, Peabody Energy, Southwestern Energy, Imperial Oil, and Apache Corp. declined as crude oil prices plunged.

Materials Sector Hampered Results

Selection among materials companies weighed on relative performance, particularly in the metals and mining industry. Global aluminum fabricator Constellium NV detracted, as an acquisition

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation. The portfolio exited its position in the stock.

Health Care Sector Added Value

CareFusion accepted a buyout offer from Becton Dickinson and Co. at a nearly 30% premium to where the stock was trading at the time of the offer. After the acquisition, we eliminated the portfolio’s position in CareFusion and initiated one in Becton Dickinson and Co., which had gained a more attractive risk/reward profile.

Industrials Sector Contributed

The portfolio benefited from security selection in the industrials sector. An overweight position in the commercial services and supplies industry was helpful. Security system company ADT outperformed as investor fears regarding new competitors waned. The most recent quarterly results showed stabilizing performance metrics, giving investors confidence in management’s plans for improvement. Waste management company Republic Services contributed as the improving economy drove better volume growth. The company also benefited from solid execution by management and we continued to find the stock’s valuation attractive.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. The portfolio’s greatest underweight position is in the financials sector, where we maintained an underweight in real estate investment trusts as continued low interest rates have kept valuations under pressure. The portfolio is also underweight in the utilities and consumer discretionary sectors. We made several significant transactions in the health care sector, where the portfolio is underweight. We initiated a position in AbbVie, which declined on pricing worries with its Hepatitis C drug and concerns that the company is overpaying to acquire Pharmacyclics. The portfolio exited its position in Sanofi after the stock rebounded from concerns about pricing of its lead diabetes drug Lantus.

The portfolio’s largest overweight position is in the energy sector, where holdings are focused on integrated companies and exploration and production energy companies with significant potential for free cash flow to turn positive, and where there has been a sell off in commodity price. We continue to have concerns about the sustainability of corporate profit margins, emerging markets demand, and potential asset inflation driven by Fed monetary policies. Additionally, we are evaluating the positive and negative impacts of lower energy prices.

Fund Characteristics

MARCH 31, 2015
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.9%
General Electric Co.	3.2%
Pfizer, Inc.	3.1%
Chevron Corp.	2.7%
Procter & Gamble Co. (The)	2.6%
JPMorgan Chase & Co.	2.6%
Wells Fargo & Co.	2.4%
AT&T, Inc.	2.0%
Northern Trust Corp.	1.8%
Republic Services, Inc.	1.8%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	14.1%
Banks	12.0%
Pharmaceuticals	6.9%
Insurance	4.9%
Semiconductors and Semiconductor Equipment	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.5%
Exchange-Traded Funds	0.6%
Total Equity Exposure	97.1%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period(1) 10/1/14 - 3/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,033.00	$4.92	0.97%
Institutional Class	$1,000	$1,034.00	$3.90	0.77%
A Class	$1,000	$1,031.80	$6.18	1.22%
B Class	$1,000	$1,027.80	$9.96	1.97%
C Class	$1,000	$1,028.10	$9.96	1.97%
R Class	$1,000	$1,030.50	$7.44	1.47%
R6 Class	$1,000	$1,034.70	$3.15	0.62%
Hypothetical
Investor Class	$1,000	$1,020.10	$4.89	0.97%
Institutional Class	$1,000	$1,021.09	$3.88	0.77%
A Class	$1,000	$1,018.85	$6.14	1.22%
B Class	$1,000	$1,015.11	$9.90	1.97%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
R6 Class	$1,000	$1,021.84	$3.13	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2015

	Shares	Value
COMMON STOCKS — 96.5%
Aerospace and Defense — 1.0%
Boeing Co. (The)	71,844	$10,782,347
Exelis, Inc.	493,988	12,038,488
Textron, Inc.	311,810	13,822,537
		36,643,372
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	100,942	9,785,318
Airlines — 0.2%
Japan Airlines Co. Ltd.	239,700	7,471,223
Automobiles — 1.2%
General Motors Co.	755,366	28,326,225
Honda Motor Co., Ltd.	546,000	17,744,909
		46,071,134
Banks — 12.0%
Bank of America Corp.	2,651,410	40,805,200
Bank of Hawaii Corp.	133,450	8,168,475
BB&T Corp.	373,960	14,580,700
BOK Financial Corp.	306,700	18,776,174
Comerica, Inc.	219,140	9,889,788
Commerce Bancshares, Inc.	579,094	24,507,258
Cullen / Frost Bankers, Inc.	286,586	19,797,361
JPMorgan Chase & Co.	1,578,181	95,606,205
M&T Bank Corp.	154,780	19,657,060
PNC Financial Services Group, Inc. (The)	468,053	43,641,262
U.S. Bancorp	1,382,172	60,359,451
Wells Fargo & Co.	1,651,688	89,851,827
		445,640,761
Beverages — 0.3%
PepsiCo, Inc.	100,510	9,610,766
Capital Markets — 3.9%
Franklin Resources, Inc.	254,820	13,077,362
Goldman Sachs Group, Inc. (The)	112,274	21,104,144
LPL Financial Holdings, Inc.	423,740	18,585,236
Northern Trust Corp.	982,704	68,445,334
State Street Corp.	314,515	23,126,288
		144,338,364
Chemicals — 0.2%
Mosaic Co. (The)	166,450	7,666,687
Commercial Services and Supplies — 3.7%
ADT Corp. (The)	818,702	33,992,507
Republic Services, Inc.	1,682,377	68,237,211
Tyco International plc	788,182	33,939,117
		136,168,835

	Shares	Value
Communications Equipment — 2.2%
Cisco Systems, Inc.	2,290,239	$63,038,829
Harris Corp.	73,520	5,790,435
QUALCOMM, Inc.	194,700	13,500,498
		82,329,762
Containers and Packaging — 0.6%
Bemis Co., Inc.	246,961	11,436,764
Sonoco Products Co.	196,380	8,927,435
		20,364,199
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class A(1)	209	45,457,500
Berkshire Hathaway, Inc., Class B(1)	142,050	20,500,656
		65,958,156
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	2,248,770	73,422,340
CenturyLink, Inc.	564,329	19,497,567
		92,919,907
Electric Utilities — 2.1%
Great Plains Energy, Inc.	995,876	26,569,972
Westar Energy, Inc.	635,648	24,637,716
Xcel Energy, Inc.	754,125	26,251,091
		77,458,779
Electrical Equipment — 0.5%
Emerson Electric Co.	343,130	19,428,021
Electronic Equipment, Instruments and Components — 0.5%
Keysight Technologies, Inc.(1)	308,010	11,442,571
TE Connectivity Ltd.	105,840	7,580,261
		19,022,832
Energy Equipment and Services — 0.6%
Cameron International Corp.(1)	178,200	8,040,384
Halliburton Co.	186,640	8,189,763
Helmerich & Payne, Inc.	71,930	4,896,275
		21,126,422
Food and Staples Retailing — 2.6%
Sysco Corp.	1,065,173	40,188,978
Wal-Mart Stores, Inc.	678,541	55,809,997
		95,998,975
Food Products — 2.5%
ConAgra Foods, Inc.	481,490	17,588,830
General Mills, Inc.	275,270	15,580,282
J.M. Smucker Co. (The)	106,470	12,321,773
Kellogg Co.	198,026	13,059,815
Mondelez International, Inc., Class A	980,256	35,377,439
		93,928,139
Gas Utilities — 0.5%
Laclede Group, Inc. (The)	376,069	19,262,254

	Shares	Value
Health Care Equipment and Supplies — 3.6%
Becton Dickinson and Co.	131,694	$18,909,942
Boston Scientific Corp.(1)	583,095	10,349,936
Medtronic plc	695,900	54,273,241
Stryker Corp.	322,830	29,781,068
Zimmer Holdings, Inc.	165,562	19,456,846
		132,771,033
Health Care Providers and Services — 2.5%
Cigna Corp.	71,630	9,271,787
Express Scripts Holding Co.(1)	109,890	9,535,155
LifePoint Hospitals, Inc.(1)	368,288	27,050,754
UnitedHealth Group, Inc.	401,065	47,441,979
		93,299,675
Hotels, Restaurants and Leisure — 0.9%
Carnival Corp.	386,103	18,471,168
International Speedway Corp., Class A	466,253	15,204,510
		33,675,678
Household Products — 2.6%
Procter & Gamble Co. (The)	1,182,410	96,886,675
Industrial Conglomerates — 4.1%
General Electric Co.	4,770,397	118,353,549
Koninklijke Philips Electronics NV	1,143,220	32,474,683
		150,828,232
Insurance — 4.9%
ACE Ltd.	167,211	18,642,354
Aflac, Inc.	317,273	20,308,645
Brown & Brown, Inc.	262,898	8,704,553
Chubb Corp. (The)	271,804	27,479,384
HCC Insurance Holdings, Inc.	484,279	27,444,091
MetLife, Inc.	596,168	30,136,292
Reinsurance Group of America, Inc.	232,673	21,682,797
Travelers Cos., Inc. (The)	85,287	9,222,083
Unum Group	519,950	17,537,914
		181,158,113
IT Services — 0.2%
Teradata Corp.(1)	178,290	7,869,721
Leisure Products — 0.3%
Mattel, Inc.	537,960	12,292,386
Machinery — 0.2%
Oshkosh Corp.	158,690	7,742,485
Media — 0.6%
Discovery Communications, Inc., Class A(1)	296,810	9,129,875
Markit Ltd.(1)	552,743	14,868,787
		23,998,662
Metals and Mining — 1.4%
BHP Billiton Ltd.	442,070	10,295,552

	Shares	Value
Freeport-McMoRan, Inc.	922,128	$17,474,325
Newmont Mining Corp.	394,755	8,570,131
Nucor Corp.	291,490	13,854,520
		50,194,528
Multi-Utilities — 0.9%
PG&E Corp.	593,110	31,476,348
Multiline Retail — 1.0%
Target Corp.	429,993	35,289,526
Oil, Gas and Consumable Fuels — 14.1%
Apache Corp.	581,935	35,108,138
Chevron Corp.	962,127	101,004,092
Devon Energy Corp.	723,958	43,661,907
Exxon Mobil Corp.	1,690,936	143,729,560
Imperial Oil Ltd.	1,129,176	45,067,188
Occidental Petroleum Corp.	778,233	56,811,009
Peabody Energy Corp.	1,776,463	8,740,198
Southwestern Energy Co.(1)	591,745	13,722,567
Total SA	905,461	45,047,895
Ultra Petroleum Corp.(1)	877,316	13,712,449
Williams Partners LP	293,590	14,450,500
		521,055,503
Pharmaceuticals — 6.9%
AbbVie, Inc.	242,160	14,176,046
Johnson & Johnson	622,579	62,631,447
Merck & Co., Inc.	1,093,837	62,873,751
Pfizer, Inc.	3,321,973	115,571,441
		255,252,685
Real Estate Investment Trusts (REITs) — 3.0%
Annaly Capital Management, Inc.	2,040,358	21,219,723
Capstead Mortgage Corp.	1,022,540	12,035,296
Corrections Corp. of America	809,349	32,584,391
Empire State Realty Trust, Inc.	820,729	15,437,912
Piedmont Office Realty Trust, Inc., Class A	1,369,765	25,491,327
Weyerhaeuser Co.	177,470	5,883,130
		112,651,779
Road and Rail — 0.2%
Werner Enterprises, Inc.	275,490	8,653,141
Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials, Inc.	1,191,844	26,888,000
Broadcom Corp., Class A	307,030	13,292,864
Intel Corp.	2,103,337	65,771,348
Marvell Technology Group Ltd.	788,690	11,593,743
Microchip Technology, Inc.	207,630	10,153,107
Micron Technology, Inc.(1)	376,200	10,206,306
MKS Instruments, Inc.	221,780	7,498,382
Teradyne, Inc.	743,609	14,017,030
		159,420,780

	Shares	Value
Software — 1.3%
Microsoft Corp.	908,082	$36,918,074
Oracle Corp.	281,149	12,131,579
		49,049,653
Specialty Retail — 0.7%
Lowe's Cos., Inc.	335,184	24,934,338
Technology Hardware, Storage and Peripherals — 2.7%
Apple, Inc.	126,900	15,790,167
EMC Corp.	1,441,455	36,843,590
Hewlett-Packard Co.	533,225	16,615,291
SanDisk Corp.	249,010	15,842,016
Western Digital Corp.	164,360	14,958,404
		100,049,468
Textiles, Apparel and Luxury Goods — 0.6%
Coach, Inc.	323,988	13,422,823
Ralph Lauren Corp.	57,790	7,599,385
		21,022,208
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc., Class B	287,520	9,625,240
TOTAL COMMON STOCKS (Cost $2,891,972,623)		3,570,391,763
EXCHANGE-TRADED FUNDS — 0.6%
iShares Russell 1000 Value Index Fund (Cost $20,378,400)	196,720	20,277,898
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 3.125%, 1/31/16 - 10/31/19, valued at $18,902,525), in a joint trading account at 0.08%, dated 3/31/15, due 4/1/15 (Delivery value $18,506,382)		18,506,341
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $75,527,375), at 0.01%, dated 3/31/15, due 4/1/15 (Delivery value $74,038,021)		74,038,000
State Street Institutional Liquid Reserves Fund, Premier Class	15,932,540	15,932,540
TOTAL TEMPORARY CASH INVESTMENTS (Cost $108,476,881)		108,476,881
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,020,827,904)		3,699,146,542
OTHER ASSETS AND LIABILITIES†		1,741,669
TOTAL NET ASSETS — 100.0%		$3,700,888,211

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,503,851	AUD	9,578,691	Credit Suisse AG	4/30/15	$220,013
USD	304,203	AUD	401,039	Credit Suisse AG	4/30/15	(756)
CAD	1,460,626	USD	1,150,776	JPMorgan Chase Bank N.A.	4/30/15	2,044
USD	43,440,209	CAD	54,215,987	JPMorgan Chase Bank N.A.	4/30/15	649,463
USD	58,881,512	EUR	54,139,937	UBS AG	4/30/15	646,198
JPY	84,855,375	USD	707,929	Credit Suisse AG	4/30/15	(146)
USD	20,025,429	JPY	2,384,167,500	Credit Suisse AG	4/30/15	138,951
						$1,655,767

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2015
Assets
Investment securities, at value (cost of $3,020,827,904)	$3,699,146,542
Foreign currency holdings, at value (cost of $1,157,269)	1,096,621
Receivable for investments sold	15,389,529
Receivable for capital shares sold	2,512,112
Unrealized appreciation on forward foreign currency exchange contracts	1,656,669
Dividends and interest receivable	8,747,841
3,728,549,314

Liabilities
Payable for investments purchased	19,619,368
Payable for capital shares redeemed	5,087,110
Unrealized depreciation on forward foreign currency exchange contracts	902
Accrued management fees	2,828,005
Distribution and service fees payable	125,718
27,661,103

Net Assets	$3,700,888,211

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,951,107,303
Undistributed net investment income	1,967,631
Undistributed net realized gain	67,904,452
Net unrealized appreciation	679,908,825
$3,700,888,211

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,003,967,390	234,462,143	$8.55
Institutional Class, $0.01 Par Value	$1,215,076,366	141,926,786	$8.56
A Class, $0.01 Par Value	$365,062,514	42,736,547	$8.54*
B Class, $0.01 Par Value	$570,146	67,063	$8.50
C Class, $0.01 Par Value	$29,472,723	3,497,143	$8.43
R Class, $0.01 Par Value	$52,623,198	6,157,708	$8.55
R6 Class, $0.01 Par Value	$34,115,874	3,985,054	$8.56
*Maximum offering price $9.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $908,182)	$92,389,747
Interest	16,275
92,406,022

Expenses:
Management fees	33,241,203
Distribution and service fees:
A Class	910,650
B Class	7,355
C Class	283,356
R Class	228,482
Directors' fees and expenses	127,563
Other expenses	66
34,798,675

Net investment income (loss)	57,607,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	315,278,717
Futures contract transactions	1,474,326
Foreign currency transactions	24,862,746
341,615,789

Change in net unrealized appreciation (depreciation) on:
Investments	(83,569,418)
Translation of assets and liabilities in foreign currencies	1,910,450
(81,658,968)

Net realized and unrealized gain (loss)	259,956,821

Net Increase (Decrease) in Net Assets Resulting from Operations	$317,564,168

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2015 AND MARCH 31, 2014
Increase (Decrease) in Net Assets	March 31, 2015	March 31, 2014
Operations
Net investment income (loss)	$57,607,347	$49,190,246
Net realized gain (loss)	341,615,789	273,664,999
Change in net unrealized appreciation (depreciation)	(81,658,968)	261,883,549
Net increase (decrease) in net assets resulting from operations	317,564,168	584,738,794

Distributions to Shareholders
From net investment income:
Investor Class	(32,607,044)	(33,537,749)
Institutional Class	(17,954,867)	(8,872,623)
A Class	(4,570,033)	(4,262,707)
B Class	(4,377)	(7,029)
C Class	(166,099)	(133,176)
R Class	(453,848)	(326,809)
R6 Class	(376,762)	(5,956)
From net realized gains:
Investor Class	(118,879,291)	—
Institutional Class	(69,788,523)	—
A Class	(21,244,768)	—
B Class	(44,404)	—
C Class	(1,748,414)	—
R Class	(2,917,911)	—
R6 Class	(1,466,916)	—
Decrease in net assets from distributions	(272,223,257)	(47,146,049)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	70,132,562	575,732,658

Net increase (decrease) in net assets	115,473,473	1,113,325,403

Net Assets
Beginning of period	3,585,414,738	2,472,089,335
End of period	$3,700,888,211	$3,585,414,738

Undistributed net investment income	$1,967,631	$7,059,685

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2015

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2015 was 0.96% for the Investor Class, A Class, B Class, C Class and R Class, 0.76% for the Institutional Class and 0.61% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2015 were $1,599,328,314 and $1,657,282,659, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	38,992,922	$339,632,680	65,420,517	$508,106,147
Issued in reinvestment of distributions	17,161,364	148,523,748	4,054,379	31,621,188
Redeemed	(106,119,978)	(935,780,725)	(60,161,565)	(468,850,009)
	(49,965,692)	(447,624,297)	9,313,331	70,877,326
Institutional Class/Shares Authorized	550,000,000		250,000,000
Sold	70,987,309	624,529,431	79,698,575	607,014,116
Issued in reinvestment of distributions	10,115,992	87,701,593	1,130,497	8,848,720
Redeemed	(27,707,045)	(242,977,703)	(16,591,337)	(129,765,540)
	53,396,256	469,253,321	64,237,735	486,097,296
A Class/Shares Authorized	200,000,000		200,000,000
Sold	5,786,264	50,218,496	8,830,565	67,895,383
Issued in reinvestment of distributions	2,882,404	24,905,222	524,384	4,071,308
Redeemed	(8,801,229)	(76,866,176)	(8,023,845)	(62,285,375)
	(132,561)	(1,742,458)	1,331,104	9,681,316
B Class/Shares Authorized	5,000,000		5,000,000
Sold	9,504	84,715	15,226	116,591
Issued in reinvestment of distributions	5,196	44,625	790	6,041
Redeemed	(52,622)	(452,267)	(126,045)	(952,867)
	(37,922)	(322,927)	(110,029)	(830,235)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	634,259	5,448,432	1,174,748	8,905,205
Issued in reinvestment of distributions	198,644	1,689,979	14,559	111,658
Redeemed	(431,769)	(3,681,907)	(478,817)	(3,711,656)
	401,134	3,456,504	710,490	5,305,207
R Class/Shares Authorized	40,000,000		15,000,000
Sold	2,029,107	17,675,973	2,640,094	20,325,381
Issued in reinvestment of distributions	390,446	3,371,759	42,315	326,809
Redeemed	(645,541)	(5,564,956)	(2,562,556)	(18,944,713)
	1,774,012	15,482,776	119,853	1,707,477
R6 Class/Shares Authorized	20,000,000		50,000,000
Sold	3,954,535	34,646,197	371,909	2,905,068
Issued in reinvestment of distributions	212,765	1,843,678	721	5,956
Redeemed	(552,837)	(4,860,232)	(2,039)	(16,753)
	3,614,463	31,629,643	370,591	2,894,271
Net increase (decrease)	9,049,690	$70,132,562	75,973,075	$575,732,658

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,402,665,073	$167,726,690	—
Exchange-Traded Funds	20,277,898	—	—
Temporary Cash Investments	15,932,540	92,544,341	—
	$3,438,875,511	$260,271,031	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,656,669	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(902)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $158,354,723.

Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,656,669	Unrealized depreciation on forward foreign currency exchange contracts	$902

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,474,326	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	24,978,376	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$1,973,111
		$26,452,702		$1,973,111

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$114,789,572	$47,146,049
Long-term capital gains	$157,433,685	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,083,349,015
Gross tax appreciation of investments	$689,793,879
Gross tax depreciation of investments	(73,996,352)
Net tax appreciation (depreciation) of investments	615,797,527
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(65,107)
Net tax appreciation (depreciation)	$615,732,420
Undistributed ordinary income	$23,256,800
Accumulated long-term gains	$110,791,688

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	—	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	—	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
Institutional Class
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	—	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	—	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	—	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
A Class
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	—	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	—	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	—	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2015	$8.42	0.05	0.61	0.66	(0.05)	(0.53)	(0.58)	$8.50	7.83%	1.97%	0.54%	45%	$570
2014	$7.08	0.05	1.34	1.39	(0.05)	—	(0.05)	$8.42	19.65%	1.98%	0.60%	49%	$884
2013	$6.21	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	—	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
C Class
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	—	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
R Class
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	—	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	—	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	—	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(3)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(5)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 18, 2015

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	75	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	121	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2015.

For corporate taxpayers, the fund hereby designates $88,253,235, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $63,416,361 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2015.

The fund hereby designates $173,247,806, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2015.

The fund utilized earnings and profits of $24,018,936 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-85516 1505

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $163,400
FY 2015:    $174,000

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $15,000
FY 2015:    $91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	June 3, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	June 3, 2015